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                                                                    EXHIBIT 10.2



                           DAKOTA EXCHANGE AGREEMENT

                                 June 28, 1999
















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                                TABLE OF CONTENTS
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                                                                                                  Page
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ARTICLE I - PRE-CLOSING TRANSACTIONS..............................................................-2-
         Section 1.1       Formation of DakBev and Subsidiaries of DakBev.........................-2-
         Section 1.2       Merger of DakBev and Dakota............................................-2-
         Section 1.3       Merger of the Wholly Owned Corporations into the DakBev LLCs...........-2-
         Section 1.4       Formation of Dakota, LLC...............................................-2-
         Section 1.5       Contributions to Dakota, LLC...........................................-3-

ARTICLE II - THE EXCHANGE.........................................................................-3-
         Section 2.1       The Exchange...........................................................-3-
         Section 2.2       Exchange Procedures....................................................-3-
         Section 2.3       Closing................................................................-3-

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF PPR...............................................-4-
         Section 3.1       Organization, Standing and Power.......................................-4-
         Section 3.2       Capital Structure......................................................-4-
         Section 3.3       Authority..............................................................-5-
         Section 3.4       Consents and Approvals; No Violation...................................-6-
         Section 3.5       SEC Documents and Other Reports........................................-7-
         Section 3.6       Absence of Certain Changes.............................................-7-
         Section 3.7       Permits; Compliance and Contracts......................................-9-
         Section 3.8       Tax Matters...........................................................-10-
         Section 3.9       Actions and Proceedings...............................................-11-
         Section 3.10      Certain Agreements....................................................-11-
         Section 3.11      Employee Benefit Matters..............................................-11-
         Section 3.12      Compliance with Environmental Laws....................................-14-
         Section 3.13      Labor Matters.........................................................-15-
         Section 3.14      Intellectual Property.................................................-15-
         Section 3.15      Title to Assets; Insurance............................................-16-
         Section 3.16      Real Property.........................................................-16-
         Section 3.17      Title Insurance.......................................................-18-
         Section 3.18      Zoning................................................................-18-
         Section 3.19      Brokers...............................................................-18-
         Section 3.20      Relationships.........................................................-18-
         Section 3.21      Compliance with Quality Standards.....................................-18-
         Section 3.22      Year 2000 Compliance..................................................-18-
         Section 3.23      Delaware Business Combination Statute.................................-19-
         Section 3.24      Disclosure............................................................-19-

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF DAKOTA............................................-19-
         Section 4.1       Organization, Standing and Power......................................-19-
         Section 4.2       Capital Structure.....................................................-20-
         Section 4.3       Authority.............................................................-21-
         Section 4.4       Consents and Approvals; No Violation..................................-21-
         Section 4.5       Financial Statements..................................................-22-
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
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         Section 4.6       Absence of Certain Changes or Events..................................-22-
         Section 4.7       Permits; Compliance and Contracts.....................................-24-
         Section 4.8       Tax Matters...........................................................-25-
         Section 4.9       Actions and Proceedings...............................................-26-
         Section 4.10      Certain Agreements....................................................-26-
         Section 4.11      Employee Benefit Matters..............................................-26-
         Section 4.12      Compliance with Environmental Laws....................................-29-
         Section 4.13      Indebtedness..........................................................-29-
         Section 4.14      Labor Matters.........................................................-29-
         Section 4.15      Intellectual Property.................................................-30-
         Section 4.16      Title to Assets; Insurance............................................-30-
         Section 4.17      Real Property.........................................................-31-
         Section 4.18      Title Insurance.......................................................-32-
         Section 4.19      Zoning................................................................-33-
         Section 4.20      Brokers...............................................................-33-
         Section 4.21      Relationships.........................................................-33-
         Section 4.22      Compliance with Quality Standards.....................................-33-
         Section 4.23      Year 2000 Compliance..................................................-33-
         Section 4.24      Disclosure............................................................-33-

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF POHLAD.............................................-34-
         Section 5.1       Organization; Title; Authority........................................-34-
         Section 5.2       No Breach.............................................................-34-
         Section 5.3       No Consents...........................................................-34-
         Section 5.4       Entire Interest.......................................................-35-
         Section 5.5       Accredited Investor Status; PPR Information...........................-35-
         Section 5.6       Unregistered Securities; Investment Intent............................-35-
         Section 5.7       Restrictions on Transfer..............................................-35-

ARTICLE VI - COVENANTS RELATING TO CONDUCT OF BUSINESS...........................................-35-
         Section 6.1       Actions by PPR........................................................-35-
         Section 6.2       Actions by Dakota.....................................................-37-

ARTICLE VII - ADDITIONAL AGREEMENTS..............................................................-39-
         Section 7.1       PPR Stockholder Meeting...............................................-39-
         Section 7.2       Preparation of the Proxy Statement....................................-40-
         Section 7.3       Access to Information and Properties..................................-40-
         Section 7.4       New Credit Facility...................................................-40-
         Section 7.5       NYSE Listing..........................................................-41-
         Section 7.6       Fees and Expenses.....................................................-41-
         Section 7.7       Reasonable Best Efforts to Consummate the Exchange....................-41-
         Section 7.8       Public Announcements..................................................-41-
         Section 7.9       State Takeover Laws...................................................-41-
         Section 7.10      Indemnification.......................................................-42-
         Section 7.11      Notification of Certain Matters.......................................-42-
         Section 7.12      Tax Matters...........................................................-42-
         Section 7.13      Treatment of Dakota Phantom Stock Plan Participants...................-44-
         Section 7.14      Title Commitments.....................................................-44-
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ARTICLE VIII - CONDITIONS PRECEDENT TO CLOSING...................................................-44-
         Section 8.1       Conditions to Each Party's Obligation to Effect the Exchange..........-44-
         Section 8.2       Conditions to Obligation of Dakota, LLC to Effect the Exchange........-45-
         Section 8.3       Conditions to Obligations of PPR to Effect the Exchange...............-47-

ARTICLE IX - TERMINATION, AMENDMENT AND WAIVER...................................................-48-
         Section 9.1       Termination...........................................................-48-
         Section 9.2       Effect of Termination.................................................-49-
         Section 9.3       Amendment.............................................................-49-
         Section 9.4       Waiver................................................................-49-

ARTICLE X - GENERAL PROVISIONS...................................................................-50-
         Section 10.1      Non-Survival of Representations, Warranties and Agreements............-50-
         Section 10.2      Notices...............................................................-50-
         Section 10.3      Interpretation........................................................-51-
         Section 10.4      Counterparts..........................................................-51-
         Section 10.5      Entire Agreement; No Third-Party Beneficiaries........................-51-
         Section 10.6      Governing Law.........................................................-51-
         Section 10.7      Assignment............................................................-51-
         Section 10.8      Severability..........................................................-51-
         Section 10.9      Enforcement of this Agreement.........................................-52-

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                                     DAKOTA
                               EXCHANGE AGREEMENT


     EXCHANGE AGREEMENT, dated as of June 28, 1999 (this "Agreement"), among PEPSI-COLA PUERTO RICO BOTTLING COMPANY, a Delaware corporation ("PPR"), DAKOTA BEVERAGE COMPANY, INC., a Minnesota corporation ("Dakota"), and POHLAD COMPANIES, a Minnesota corporation and the sole shareholder of Dakota ("Pohlad").

                                  WITNESSETH:

     WHEREAS, the respective Boards of Directors of Dakota and Pohlad have determined that the transactions described in this Agreement are in their respective companies' best interests and the best interests of their shareholders and, accordingly, have authorized their respective companies to enter into this Agreement; and

     WHEREAS, a special committee of the Board of Directors of PPR (the "PPR Special Committee") and the Board of Directors of PPR have determined that the transactions described in this Agreement are in PPR's and its stockholders' respective best interests and, accordingly, have authorized PPR to enter into this Agreement and agreed to recommend to its stockholders that this Agreement and the transactions contemplated hereby be approved by PPR's stockholders; and

     WHEREAS, this Agreement contemplates that Pohlad will form DakBev, LLC, a Delaware limited liability company ("DakBev") which will be a wholly owned subsidiary of Pohlad and that Dakota will merge with and into DakBev and, furthermore, that each wholly owned corporation of Dakota will merge with and into newly created wholly owned limited liability companies of DakBev (collectively these transactions shall be referred to herein as the "DakBev Merger"); and

     WHEREAS, this Agreement further contemplates the formation of Dakota, LLC, a Delaware limited liability company whose members will be Pohlad and Pepsi-Cola Metropolitan Bottling Company, Inc., a Delaware corporation ("Metropolitan"), and that Pohlad will contribute all its membership interests in DakBev (the "DakBev Membership Units") to Dakota, LLC and that Metropolitan will contribute shares of the common stock of PepsiCo, Inc., a Delaware corporation ("PepsiCo") to Dakota, LLC in exchange for a membership interest therein; and

     WHEREAS, this Agreement provides for the issuance by PPR of shares of its Class B common stock, par value $.01 per share (the "PPR Class B Common Stock"), and for Dakota, LLC to exchange all of the DakBev Membership Units for PPR Class B Common Stock in the manner set forth herein (the "Exchange"), and that, as a result, DakBev will become a wholly-owned subsidiary of PPR; and

     WHEREAS, the DakBev Merger will occur immediately prior to the contribution by Pohlad of its DakBev Membership Units to Dakota, LLC, which, in turn, will occur immediately prior to the Exchange; and

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     WHEREAS, as an inducement to PPR entering into this Agreement and incurring the obligations set forth herein, concurrently with the execution and delivery of this Agreement, P-PR Transfer, LLP, a Delaware limited liability partnership ("P-PRT") and PPR are entering into a Voting Agreement in the form of Exhibit A hereto pursuant to which P-PRT has agreed to vote its shares of PPR Class A common stock par value $.01 per share (the "PPR Class A Common Stock") and PPR Class B Common Stock in favor of this Agreement and the transactions contemplated hereby; and

     WHEREAS, simultaneously with, and as a condition to, the consummation of the Exchange, PPR will acquire all of the issued and outstanding shares of Delta Beverage Group, Inc., a Delaware corporation (the "Delta Acquisition"); and

     WHEREAS, for federal income tax purposes, it is intended that the Exchange together with the Delta Acquisition shall qualify as a transfer to a controlled corporation within the meaning of Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the premises, and in reliance on the representations, warranties and covenants contained herein, the parties agree as follows:

                                   ARTICLE I.

                            PRE-CLOSING TRANSACTIONS

      Section 1.1   Formation of DakBev and Subsidiaries of DakBev.  Prior to
                    ----------------------------------------------
the Closing, Pohlad hereby agrees to take all necessary actions to: (a) form DakBev, including, but not limited to, filing the Certificate of Formation of DakBev with the Secretary of State of Delaware and (b) form seven (7) wholly owned limited liability companies of DakBev (the "DakBev LLCs") including, but not limited to, filing the Certificates of Formation with the Secretary of State of the State of Delaware for each of the DakBev LLCs.

      Section 1.2   Merger of DakBev and Dakota.  Prior to the Closing, and
                    ---------------------------
after the formation of DakBev, Pohlad hereby agrees to cause Dakota to merge with and into DakBev pursuant to Section 18-209 of the Delaware Limited Liability Company Act. DakBev shall be the surviving limited liability company as a result of the DakBev Merger.

      Section 1.3   Merger of the Wholly Owned Corporations into the DakBev
                    -------------------------------------------------------
LLCs. Prior to the Closing and after the formation of DakBev and the DakBev LLCs, Pohlad hereby agrees to cause each of Dakota's seven (7) wholly owned corporations to merge with and into the DakBev LLCs pursuant to Section 18-209 of the Delaware Limited Liability Company Act. The seven (7) DakBev LLCs, each a wholly owned subsidiary of DakBev, will be the surviving limited liability companies as a result of the DakBev Merger.

      Section 1.4   Formation of Dakota, LLC.  Pohlad hereby agrees to take all
                    ------------------------
necessary actions prior to the Closing to form Dakota, LLC, including, but not limited to, (a) filing the Certificate of Formation of Dakota, LLC with the Secretary of State of the State of Delaware and (b) authorizing and signing a limited liability company agreement of Dakota, LLC. At the Closing, Pohlad will have all requisite power and authority, including voting control of Dakota, LLC, necessary to cause Dakota, LLC to exchange the DakBev Membership Units for the Exchange Consideration (as defined below) in accordance with Article II hereof.

      Section 1.5   Contributions to Dakota, LLC.
                    ----------------------------

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         (a)  Immediately prior to the Closing, and subsequent to the completion of the events set forth in Section 1.1, Section 1.2 and Section 1.3 above, and subject to the contribution by Metropolitan of certain of PepsiCo.'s shares of issued and outstanding common stock to Dakota, LLC, Pohlad will contribute all of the DakBev Membership Units to Dakota, LLC, in exchange for a membership interest in Dakota, LLC (the "Pohlad Contribution").

          (b) At the same time, the partners of P-PRT will contribute all of their partnership interest in P-PRT to Dakota, LLC in exchange for membership interests in Dakota, LLC (the "P-PRT Contribution"). Immediately after the P-PRT Contribution, P-PRT will be dissolved and its assets distributed to Dakota, LLC in complete liquidation.

                                  ARTICLE II

                                 THE EXCHANGE

      Section 2.1   The Exchange.  At the Closing (as defined in Section 2.3)
                    ------------
all of the DakBev Membership Units issued and outstanding immediately prior to the Closing shall be exchanged for 46,760,000 shares of validly issued, fully paid and nonassessable shares of PPR Class B Common Stock (the "Exchange Consideration").

      Section 2.2   Exchange Procedures.
                    -------------------

     At the Closing (i) PPR shall deliver to Dakota, LLC certificates representing the Exchange Consideration and (ii) Pohlad will cause Dakota, LLC to deliver to PPR all of the issued and outstanding DakBev Membership Units free and clear of all Encumbrances (as defined in Section 3.2) and a fully executed Assignment of Membership Interests pursuant to which Dakota, LLC will assign all of its right, title and interest in and to the DakBev Membership Units to PPR.

      Section 2.3   Closing.  The closing of the transactions contemplated by
                    -------
this Agreement (the "Closing") and all actions specified in this Agreement to occur at the Closing shall take place at the offices of Briggs and Morgan, Professional Association, 2400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, at 10:00 a.m., local time, no later than the third business day following the day on which the last of the conditions set forth in Article VIII shall have been fulfilled or waived (if permissible) or at such later time and place as PPR and Dakota shall agree in writing.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF PPR

     PPR represents and warrants to Pohlad and Dakota as follows:

      Section 3.1   Organization, Standing and Power.  PPR is a corporation duly
                    --------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own, lease or operate its properties, and to carry on its business as now being conducted. Each Subsidiary of PPR (the "PPR Subsidiaries") is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate (in the case of a Subsidiary that is a corporation) or other power and authority to own, lease or operate its properties, and to carry on its business as now being conducted. PPR and each of the PPR Subsidiaries are duly qualified to do business, and are in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on PPR. For purposes of this Agreement (a) "Material Adverse Change" or "Material Adverse Effect" means, when used with respect to PPR or Dakota, as the case may be, any change or effect that is materially adverse to the business, assets, liabilities, results of operation or condition (financial or otherwise) of PPR and the PPR Subsidiaries, taken as a whole, or Dakota and the Dakota Subsidiaries, taken as a whole, as the case may be, and (b) "Subsidiary" means any corporation, partnership, limited liability company, joint venture or other legal entity of which PPR or Dakota, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint venture or other legal entity. For the purposes of this Agreement, except where specifically stated otherwise, "Dakota" and "Dakota Subsidiaries" shall mean (x) Dakota and its subsidiaries, respectively, for the period prior to the DakBev Merger and
(y) DakBev and its subsidiaries, respectively, for the period after the DakBev Merger.

      Section 3.2   Capital Structure.
                    -----------------

         (a)  Capital Stock of PPR.  The authorized capital stock of PPR
              --------------------
     consists of 40,000,000 shares, of which 5,000,000 shares are designated as PPR Class A Common Stock and 35,000,000 are designated as PPR Class B Common Stock. As of the date hereof, PPR has issued and outstanding 5,000,000 shares of PPR Class A Common Stock and 16,690,000 shares of PPR Class B Common Stock. All outstanding shares of PPR Class A Common Stock and PPR Class B Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in PPR's Form 10-K for the period ended December 31, 1998, and except for option grants under the Pepsi-Cola Puerto Rico Bottling Company Qualified Plan dated December 30, 1996 and the Pepsi-Cola Puerto Rico Bottling Company Non-Qualified Plan dated December 30, 1996 (collectively, the "PPR Option Plans") in the ordinary course of business since December 31, 1998, PPR has no outstanding securities convertible into or exchangeable for common stock, no contracts, rights, options, warrants or other agreements or commitments to purchase or otherwise issue any shares of its capital stock or securities convertible into or exchangeable therefor, or any shares reserved for issuance under any stock option, employee benefit or other plans or otherwise. No holder of any security of PPR is entitled to any preemptive or similar rights to purchase securities from PPR.

          (b)  Capital Stock of PPR After Exchange and Delta Acquisition.  On
               ---------------------------------------------------------
     the date of Closing, upon completion of the Exchange and the Delta Acquisition, (i) the authorized capital stock of PPR will consist of 150,000,000 shares, of which 5,000,000 shares will be designated as PPR Class A Common Stock and 145,000,000 will be designated as PPR Class B Common Stock, and (ii) PPR will have issued and outstanding 5,000,000 shares of PPR Class A Common Stock and 81,760,006 shares of PPR Class B Common Stock, not including any shares of PPR Class B Common Stock that PPR is permitted to issue by this Agreement (other than in connection with the Delta Acquisition) during the period from the date of this Agreement through the date of Closing. Assuming that the Closing were to occur on the date hereof, immediately after such Closing, the issued and outstanding PPR Class A Common Stock and Class B Common Stock would be owned as set forth on Schedule 3.2(b).

          (c)  Capital Stock of PPR Subsidiaries.  A listing of each of the PPR
               ---------------------------------
     Subsidiaries and the authorized, issued and outstanding capital stock or other equity interests of each of the PPR Subsidiaries, whether voting or nonvoting, and the rights and preferences associated with each class or series of capital stock or other equity interests, is as set forth on
     Schedule 3.2(c). Except as set forth on Schedule 3.2(c), (i) PPR is the owner of all of the capital stock or other equity interests of the PPR Subsidiaries, free and clear of all security interests, liens, pledges, options, rights of first refusal, limitations on voting rights, charges or other encumbrances of any nature whatsoever (collectively, "Encumbrances") and (ii) except for the PPR Subsidiaries, PPR does not own, directly or indirectly, any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other legal entity. All outstanding shares of capital stock of the PPR Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 3.2(c), none of the PPR Subsidiaries has any outstanding securities convertible into or exchangeable for common stock, no contracts, rights, options, warrants or other agreements or commitments to purchase or otherwise issue any shares of capital stock or other equity interests of any of the PPR Subsidiaries or securities convertible into or exchangeable therefor, or any shares reserved for issuance under stock option, employee benefit or other plans or otherwise. No holder of any security of any of the PPR Subsidiaries is entitled to any preemptive or similar rights to purchase securities \from any such Subsidiary.

      Section 3.3   Authority.  The PPR Special Committee and PPR's Board of
                    ---------
Directors have, on or prior to the date of this Agreement (a) declared that as of such date the Exchange was advisable and fair to and in the best interests of PPR and its stockholders, (b) approved this Agreement and resolved to recommend the approval of this Agreement and the transactions contemplated hereby by PPR's stockholders, and (c) directed that this Agreement and the transactions contemplated hereby be submitted to PPR's stockholders for approval. Subject to the approval by PPR's stockholders of the PPR Charter Amendment (as defined in Section 7.1), PPR has all requisite corporate power and authority to enter into this Agreement and, subject to approval by PPR's stockholders of this Agreement and the transactions contemplated hereby, including the Exchange, to issue the PPR Class B Common Stock in connection with the Exchange (the "Share Issuance") and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by PPR and the consummation by PPR of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of PPR, subject to the approval of this Agreement and the transactions contemplated hereby, including the Exchange, by the stockholders of PPR. This Agreement has been duly executed and delivered by PPR and (assuming the valid authorization, execution and delivery of this Agreement by Dakota and Pohlad) this Agreement constitutes the valid and binding obligation of PPR enforceable against it in accordance with its terms except to the extent that (i) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or limiting creditors' remedies, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other tribunal before which any proceeding therefor may be brought. Subject to approval by the stockholders of PPR, the Share Issuance has been duly authorized by all necessary corporate action on the part of PPR. When issued in accordance with the terms of this Agreement, the shares of PPR Class B Common Stock to be issued under this Agreement will be duly authorized, validly issued, fully paid and nonassessable.

      Section 3.4   Consents and Approvals; No Violation.  Except as disclosed
                    ------------------------------------
on Schedule 3.4 hereto, and assuming that all consents, approvals, authorizations and other actions described in the second sentence of this
Section 3.4 have been obtained, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation or the loss of any present or future benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of PPR or any of the PPR Subsidiaries under, any provision of (i) the Certificate of Incorporation or Bylaws of PPR,

(ii) the comparable charter or organizational documents of any of the PPR Subsidiaries, (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease, ground lease or other agreement, instrument, permit, concession, franchise or license applicable to PPR or any of the PPR Subsidiaries or (iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to PPR or any of the PPR Subsidiaries or any of their respective real or personal properties or assets, other than, in the case of clauses (ii), (iii) or (iv), any such violations, defaults, rights, or Encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on PPR, or prevent or materially delay the consummation of any of the transactions contemplated hereby. No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Entity") is required by or with respect to PPR or any of the PPR Subsidiaries in connection with the execution and delivery of this Agreement by PPR or is necessary for the consummation of the transactions contemplated by this Agreement, except for (i) the filing with the SEC of (A) the proxy statement for the special meeting of PPR's stockholders to be held for the purpose of obtaining the approvals required for the transactions contemplated hereby (the "Proxy Statement"); and (B) such reports and information under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) such as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (iii) applicable requirements, if any, of Blue Sky Laws and the New York Stock Exchange, Inc. (the "NYSE"), and (iv) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on PPR, or prevent or materially delay the consummation of any of the transactions contemplated hereby.

      Section 3.5   SEC Documents and Other Reports.  PPR has filed all required
                    -------------------------------
forms, reports, documents, statements (including proxy statements) and exhibits with the SEC that were required to be filed pursuant to the Exchange Act or other federal securities laws since July 1, 1996 (the "PPR SEC Documents"). As of their respective dates, the PPR SEC Documents complied in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the PPR SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of PPR included in the PPR SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as of their respective dates of filing, were prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of the unaudited statements, as permitted by Regulation S-X of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of PPR and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to the absence of footnote disclosure and any other adjustments described therein and normal year-end audit adjustments). Except as disclosed in the PPR SEC Documents or as required by GAAP, PPR has not, since December 31, 1998, made any change in the accounting practices or policies applied in the preparation of its financial statements.

      Section 3.6   Absence of Certain Changes.  Except as set forth on Schedule
                    --------------------------
3.6 hereof, since December 31, 1998, PPR and the PPR Subsidiaries have operated their businesses only in the ordinary course and consistent with past practices and there has not been:

         (a)  any Material Adverse Change in PPR;

         (b) any dividend or other distribution on, or any recapitalization, combination or subdivision with respect to, or any purchase or redemption by PPR or the PPR Subsidiaries of, any shares of the capital stock of PPR or any of the PPR Subsidiaries except for distributions in the ordinary course of business and consistent with past practice on outstanding shares of non-voting management stock of Beverage Plastics Company, a Delaware corporation, of which all of its outstanding voting common stock is owned by PPR;

         (c) except for the sale of substantially all of the assets of PPR's Cristalia Premium Water division, any sale, transfer, lease, or Encumbrance of any of PPR's or any of the PPR Subsidiaries' assets or cancellation of any claims of, or indebtedness or obligations owing to, PPR or any of the PPR Subsidiaries, except in the ordinary course of business;

         (d) any material increase in the salaries or other compensation or employee benefits with respect to any employees of PPR or the PPR Subsidiaries except regularly scheduled increases in accordance with prior practices or existing agreements;

         (e) any purchase of or agreement to purchase any additional assets by PPR or any of the PPR Subsidiaries, except in the ordinary course of business or for a purchase price of less than $500,000;

         (f) any loss, damage, destruction or other casualty to any of the properties of PPR or the PPR Subsidiaries (whether or not covered by insurance) (i) in excess of $100,000 per occurrence or $500,000 in the aggregate or (ii) which has resulted in a Material Adverse Effect on PPR or the PPR Subsidiaries;

         (g) any entry into any additional, or modification of any existing, agreements to borrow money (whether secured or unsecured), or any refinancing of such agreements, except in the ordinary course of business;

         (h) any entry into any guarantee by PPR or the PPR Subsidiaries on behalf of any third party;

         (i) any capital expenditures by PPR or the PPR Subsidiaries in excess of the amount set forth in PPR's 1999 Capital Expenditure Budget, a true and correct copy of which is appended to Schedule 3.6 hereto, except for expenditures related to repairs or replacements for which adequate insurance was or is available;

         (j) changes in accounting principles, elections, or procedures, other than as required by changes in GAAP;

         (k) any entry into any employment, consulting, management or severance agreement by PPR or any of the PPR Subsidiaries other than severance payments required to be made under Puerto Rican Law 80, except in the ordinary course of business;

         (l) any amendment of the Certificate of Incorporation or Bylaws of PPR or any comparable charter or organizational documents of the PPR Subsidiaries;

         (m) authorization for issuance, sale, delivery or agreement or commitment to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any shares of any class of PPR's or any of the PPR Subsidiaries' capital stock or any securities convertible into or exchangeable for shares of any class of such capital stock, other than the grant of options to employees under the PPR Option Plans in the ordinary course of business;

         (n) any amendment or termination of any material agreement to which PPR or any of the PPR Subsidiaries is a party; or

         (o) any action taken by PPR or the PPR Subsidiaries, or their directors, officers or stockholders to authorize any of the actions contemplated above.

      Section 3.7   Permits; Compliance and Contracts.
                    ---------------------------------

          (a) Except as disclosed in Schedule 3.7, each of PPR and the PPR Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates (including, without limitation, certificates of occupancy), approvals, orders of any Governmental Entity and other permits, including, without limitation, building, environmental, land-use, health, safety, fire, utility or other rights or permits necessary for PPR or any of the PPR Subsidiaries to own, lease and operate all of the PPR Real Property (as defined in Section 3.16) or to carry on its business as it is now being conducted (collectively, the "PPR Permits"), except where the failure to have any of the PPR Permits would not, individually or in the aggregate, have a Material Adverse Effect on PPR, and, as of the date of this Agreement, (i) all of the PPR Permits are valid and in full force and effect, (ii) each of PPR and the PPR Subsidiaries is in compliance with its respective PPR Permits, and (iii) no revocations, suspensions or cancellations of any of the PPR Permits are pending or threatened.

          (b) Except as disclosed in Schedule 3.7, neither PPR nor any of the PPR Subsidiaries is in violation of , or has been charged with, is in receipt of any notice or warning of, or to the Knowledge of PPR (as hereinafter defined), under investigation with respect to, any failure or alleged failure to comply with (A) its charter, bylaws or other organizational documents, (B) to the Knowledge of PPR any applicable law, ordinance, administrative or governmental rule or regulation (except for Environmental Laws, which are addressed in Section 3.12 hereto) or (C) any order, decree or judgment of any Governmental Entity having jurisdiction over PPR or any of the PPR Subsidiaries, except, in the case of clauses
     (A), (B) and (C), for any violations that, individually or in the aggregate, would not have a Material Adverse Effect on PPR.

          (c) Except as disclosed in Schedule 3.7, all of the material contracts of PPR and the PPR Subsidiaries that are required to be described in the PPR SEC Documents or to be filed as exhibits thereto are described in the PPR SEC Reports or filed as exhibits thereto. Except as set forth in the PPR SEC Documents filed prior to the date of this Agreement or as set forth on Schedule 3.7, each material contract is in full force and effect and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists or, upon the consummation by PPR of the transactions contemplated by this Agreement, will exist under any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, contractual license or other agreement or instrument to which PPR or any of the PPR Subsidiaries is a party or by which PPR or any PPR Subsidiary is bound or to which any of the properties, assets or operations of PPR or any such Subsidiary is subject, other than any defaults that, individually or in the aggregate, would not have a Material Adverse Effect on PPR. "Knowledge of PPR" means the actual knowledge of A. David Velez and Joe Gonzalez.

      Section 3.8   Tax Matters.
                    -----------

         (a) Except as disclosed on Schedule 3.8, PPR and the PPR Subsidiaries have (i) duly and timely filed (or there has been duly filed on their behalf) all Tax Returns required to be filed by or with respect to PPR and/or the PPR Subsidiaries, including all foreign, federal, Puerto Rican and local Tax Returns, and all such Tax Returns were true, accurate and complete in all material respects, (ii) withheld and collected all Taxes that are required by applicable laws, rules or regulations to be withheld and collected and (iii) paid in full on a timely basis (or there have been paid on their behalf) all Taxes shown to be due on such Tax Returns. The reserve for Taxes on the December 31, 1998 consolidated balance sheet contained in PPR's Form 10-K for the period ending December 31, 1998 for the payment of all accrued but unpaid Taxes through the date thereof has been determined in accordance with GAAP and is adequate in amount for the payment of all liabilities for Taxes for which PPR and the PPR Subsidiaries are liable for the periods up to and including December 31, 1998. Neither PPR nor the PPR Subsidiaries have incurred any Tax liabilities since December 31, 1998, other than those Tax liabilities arising in the ordinary course of business and consistent with prior periods.

          (b) Except as described on Schedule 3.8, neither PPR nor the PPR Subsidiaries has received any notice of a deficiency or assessment (and none has been threatened) with respect to Taxes of PPR or the PPR Subsidiaries from any foreign, federal, Puerto Rico or local taxing authority which has not been fully paid or finally settled; there are no ongoing audits or examination of any Tax Return which includes PPR or the PPR Subsidiaries and no notice of audit or examination of any such Tax Return has been received by PPR or any of the PPR Subsidiaries (and none has been threatened); PPR or the PPR Subsidiaries have not given and there has not been given on its or their behalf a waiver or extension of any statute of limitations relating to the payment of Taxes of PPR or the PPR Subsidiaries; and no issue has been raised in writing on audit or in any other proceeding with respect to Taxes of PPR or the PPR Subsidiaries by any foreign, federal, Puerto Rico, or local taxing authority.

          (c) For purposes of this Agreement, (i) the terms "Tax" and "Taxes" shall mean all taxes, charges, fees, levies, penalties or other assessments imposed by any United States or Puerto Rican, federal, state, local or foreign taxing authority, including, but not limited to, income, excise, property, sales, transfer, franchise, payroll, employment, unemployment, back-up withholding, gains, withholding, ad valorem, social security or other taxes, including any interest, penalties or additions attributable to taxes, and (ii) the term "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendments thereof.

      Section 3.9   Actions and Proceedings.  Except as set forth in the PPR SEC
                    -----------------------
Documents or on Schedule 3.9:

         (a) There are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving (i) PPR or any of the PPR Subsidiaries, (ii) any of the present or former directors, officers, employees, consultants, agents or stockholders of PPR or any of the PPR Subsidiaries, as such, (iii) any of PPR's or any PPR Subsidiaries' properties, assets or business or (iv) any PPR Plan (as hereinafter defined) that, in the case of clauses (i), (ii), (iii) or (iv), individually or in the aggregate, would have a Material Adverse Effect on PPR.

              (b) As of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of PPR, threatened against or involving (i) PPR or any of the PPR Subsidiaries, (ii) any of PPR's or any PPR Subsidiaries' present or former directors, officers, employees, consultants, agents or stockholders, as such, (iii) any of PPR's or any PPR Subsidiaries' properties, assets or business or (iv) any PPR Plan that, in the case of clauses (i), (ii), (iii) or (iv), individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on PPR or relate to the transactions contemplated by this Agreement.

      Section 3.10  Certain Agreements. As of the date of this Agreement,
                    ------------------
neither PPR nor any of the PPR Subsidiaries is a party to any oral or written agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan, stock purchase plan, PPR Other Benefit Obligation or PPR Plan (as both are defined in Section 3.11), any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

      Section 3.11  Employee Benefit Matters.
                    ------------------------

         (a) As used in this Section 3.11, the following terms have the meanings set forth below:

               "PPR Other Benefit Obligation" means all material obligations, arrangements, or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees, or agents, other than with respect to any PPR Plan. This includes sabbatical policies, severance payment policies, and material fringe benefits within the meaning of Code (S) 132.

               "PPR Plan" means (i) all employee benefit plans (as defined in ERISA (S) 3(3)) of which PPR or the PPR Subsidiaries is a Plan Sponsor (as defined in ERISA (S) 3(16)(B)), or to which PPR or the PPR Subsidiaries otherwise contributes or in which PPR or the PPR Subsidiaries otherwise participates, or (ii) all Title IV Plans and Multi-Employer Plans (as defined in ERISA (S) 3(37)(A)) of which an ERISA Affiliate is a Plan Sponsor or otherwise contributes or currently participates.

               "PPR VEBA" means a voluntary employees' beneficiary association under Code (S) 501(c)(9) whose members include employees of PPR or the PPR Subsidiaries.

               "ERISA Affiliate" means any other person that, together with PPR or any of the PPR Subsidiaries, would be treated as a single employer under Code (S) 414(b), (c) or, solely with respect to matters relating to Code (S) 412 or ERISA (S)(S) 302 or 4007, (m).

               "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

               "Title IV Plans" means all PPR Plans that are subject to Title IV of ERISA, 29 U.S.C. (S) 1301 et seq., other than Multi-Employer Plans.

          (b) (i) Schedule 3.11(b)(i) attached hereto sets forth a complete and accurate list of all PPR Plans, PPR Other Benefit Obligations, and PPR VEBAs, and identifies as such all PPR Plans that: (A) are defined benefit plans (as defined in ERISA (S) 3(35)); (B) meet or purport to meet the requirements of Code (S) 401(a); or (C) are Title IV Plans.

              (ii) None of the PPR Plans set forth on Schedule 3.11(b)(i) is a Multi-Employer Plan and none of PPR, any of the PPR Subsidiaries or any ERISA Affiliate has any assessed or potential liability due to a complete or partial withdrawal from or a termination or reorganization of a Multi-Employer Plan. No circumstances exist that could reasonably be expected to result in any such liability to PPR, any PPR Subsidiary or any ERISA Affiliate.

             (iii) Except as set forth in Schedule 3.11(b)(iii) or as required by applicable law, no PPR Plans provide retiree health or life insurance benefits.

          (c) PPR has delivered or made available to Dakota all documents, insurance policies and contracts comprising, describing or relating to each PPR Plan, PPR Other Benefit Obligation, or PPR VEBA and of any related trust; as well as all required filings for each of the above filed with government authorities for each of the three most recent plan years.

          (d)  Except as set forth in Schedule 3.11(d) attached hereto:

               (i) PPR or the PPR Subsidiaries have performed in all material respects all of their respective obligations whether as plan administrator, fiduciary, plan sponsor or contributing employer under all PPR Plans, PPR Other Benefit Obligations, and PPR VEBAs in a timely manner and have made all required entries in their financial records and statements for all obligations and liabilities that have accrued but are not due. No written or oral statement has been made by PPR or the PPR Subsidiaries to any Person with regard to any PPR Plan or PPR Other Benefit Obligation not in accordance with such plan or other benefit obligation which could reasonably be expected to have a Material Adverse Effect on PPR or the PPR Subsidiaries.

              (ii) PPR, the PPR Subsidiaries and each PPR Plan, PPR Other Benefit Obligation, and PPR VEBA is, to the extent applicable, in material compliance with applicable law, except for any such failure to comply which would not result in any material liability to PPR or any of the PPR Subsidiaries. PPR and all PPR Subsidiaries have met any applicable minimum funding standard, and have made all contributions required, under ERISA (S) 302. The most recent actuarial report for each defined benefit plan of PPR, each PPR Subsidiary and each ERISA Affiliate thereof fairly presents the financial condition of each such plan, and since the date of such report there has been no material adverse change in the funded status of any such plan.

             (iii) Since December 31, 1998, there has been no establishment, termination or amendment of any PPR Plan, PPR VEBA, or PPR Other Benefit Obligation, except to effect the Board's option of an amendment to PPR's Salaried Employee Retirement Plan to use the GATT interest rate standard.

              (iv) Other than routine claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding involving or relating to, any PPR Plan,

          PPR Other Benefit Obligation, or PPR VEBA is pending or, to PPR's Knowledge, is threatened.

               (v) None of PPR, the PPR Subsidiaries or any ERISA Affiliate has terminated any Title IV Plan or any other defined benefit plan (as defined in ERISA Section 3(35)), or incurred any outstanding liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA, and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to PPR, the PPR Subsidiaries or any ERISA Affiliate. All premiums due the PBGC with respect to the Title IV Plans have been paid.

              (vi) There has been no "reportable event" within the meaning of
          Section 4043 of ERISA with respect to any Title IV Plan which would require the giving of notice to the PBGC or any other event requiring disclosure under Section 4041(c)(3)(C) or 4063 of ERISA.

             (vii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, either alone or upon the occurrence of subsequent events, (i) result in any payment becoming due to any current or former employee, officer or director of PPR or the PPR Subsidiaries, (ii) increase any benefits otherwise payable under any PPR Plan or PPR Other Benefit Obligation,
          (iii) result in the acceleration of the time of payment or vesting of any benefits under any PPR Plan or PPR Other Benefit Obligation, (iv) constitute a "change in control" or similar event under any PPR Plan or PPR Other Benefit Obligation or (v) fail to be deductible by reason of Section 280G of the Code.

      Section 3.12  Compliance with Environmental Laws.
                    ----------------------------------

          (a) Except as set forth on Schedule 3.12, each of PPR and the PPR Subsidiaries, and, to the Knowledge of PPR, any prior owner or lessee, have generated, handled, manufactured, treated, stored, used, released, transported and disposed of all Environmentally Regulated Materials (as defined below) on, beneath, to or from any of the properties owned or operated by PPR and the PPR Subsidiaries in the conduct of their businesses or any other properties formerly owned, leased or operated by PPR or the PPR Subsidiaries, in compliance with all Environmental Laws (as defined below).

          (b) Except as set forth on Schedule 3.12, PPR and the PPR Subsidiaries have operated all plants, facilities and business operations in compliance with all Environmental Laws, and all plants, facilities and business operations are currently in compliance with all Environmental Laws.

          (c) Except as set forth on Schedule 3.12, neither PPR nor the PPR Subsidiaries have disposed of or released any Environmentally Regulated Material in any location which would reasonably be expected to give rise to a claim of responsibility for investigation or clean-up costs, personal injury or property damage liability against PPR or any PPR Subsidiary by any third party.

          (d) Except as set forth on Schedule 3.12, neither PPR nor the PPR Subsidiaries have received any notices or claims of violations or liabilities relating to an Environmentally Regulated Material or an Environmental Law, which notices or claims of violations or liabilities have not been resolved.

     The term "Environmentally Regulated Materials" means any of the following:
(i) any petroleum or petroleum products, friable asbestos, urea formaldehyde, and polychlorinated biphenyls; (ii) any radioactive substance; (iii) any toxic, infectious, reactive, corrosive, ignitible or flammable chemical or chemical compound; and (iv) any chemicals, materials or substances, whether solid, liquid or gas defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "solid waste," or words of similar import, under any Environmental Law.

     "Environmental Law" means any applicable federal, state or local statute, law, rule, regulation, permit, ordinance, code, policy, rule of common law or other requirement in effect and in each case as amended from time-to-time and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, that (i) regulates or relates to the protection or clean-up of the environment; the use, treatment, storage, transportation, handling, disposal or release of Environmentally Regulated Materials, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources; or the health and safety of persons or property, including protection of the health and safety of employees insofar as such health and safety laws may relate to Environmentally Regulated Materials, or (ii) imposes liability with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation, and Liability Act, 42 USC 9601 et seq., the Resource Conservation and Recovery Act, 42 USC 6901, et seq., the Clean Water Act, 33 U.S.C. (S) 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq.; the Clean Air Act, 42 U.S.C.
(S) 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S) 300f et seq.; the Oil Pollution Act of 1990, 33 U.S.C. (S) 2701 et seq.; and the Occupational Safety and Health Act of 1970, as amended, as it applies to Environmentally Regulated Materials, 29 U.S.C. (S) 651 et seq.; or any other federal, state or local law of similar effect, each as amended from time to time.

      Section 3.13  Labor Matters.  Except as set forth on Schedule 3.13 hereto,
                    -------------
neither PPR nor any of the PPR Subsidiaries is a party to any collective bargaining agreement or labor contract. To the Knowledge of PPR, as of the date of this Agreement, there are no present or pending applications for certification of any union as the exclusive bargaining agent for any employees of PPR or any PPR Subsidiaries. To the Knowledge of PPR, neither PPR nor any of the PPR Subsidiaries has engaged in any unfair labor practice with respect to any persons employed by or otherwise performing services for PPR or any of the PPR Subsidiaries (the "PPR Business Personnel"), and there is no unfair labor practice complaint or grievance against PPR or any of the PPR Subsidiaries by the National Labor Relations Board or any comparable state or Puerto Rican agency pending or, to the Knowledge of PPR, threatened with respect to the PPR Business Personnel, except where such unfair labor practice, complaint or grievance would not have a Material Adverse Effect on PPR. There is no labor strike, dispute, slowdown or stoppage pending or, to the Knowledge of PPR, threatened against PPR or any of the PPR Subsidiaries, except where such dispute, strike or work stoppage would not have a Material Adverse Effect on PPR.

      Section 3.14  Intellectual Property.  Schedule 3.14 sets forth a complete
                    ---------------------
list of all patents and applications therefor, trademark registrations and applications therefor, service mark registrations and applications therefor, copyright registrations and applications therefor, trade names, computer programs or software which are material to the operation of PPR's business and interests in license agreements and all other proprietary rights that are owned, licensed, sublicensed or used by agreement or permission by PPR or any PPR Subsidiary and used in the continued operation of PPR's business (collectively, "PPR Intellectual Property"). Except as otherwise set forth on Schedule 3.14 and except for the security interest held by Banco Popular, PPR's interest in the PPR Intellectual Property is free and clear of any Encumbrance, and constitutes all such property or rights used by or necessary to the operation of PPR's business. To PPR's Knowledge and except as set forth on Schedule 3.14, the use of the PPR Intellectual Property does not conflict with, infringe upon, or misappropriate any rights held or asserted by any person, or require the consent of any person. Except as set forth on Schedule 3.14, neither PPR nor any PPR Subsidiary has, in the past two years, received any notice or claim that any such PPR Intellectual Property is not valid or enforceable, or of any infringement upon or conflict with any patent, trademark, service mark, copyright, trade name or trade secret of any third party by PPR or any PPR Subsidiary or of any claim by any third party alleging any such infringement or conflict, and, in the past two years, neither PPR nor any PPR Subsidiary has given any notice of infringement to any third party with respect to any of the PPR Intellectual Property. PPR has paid all required license fees related to all software used in the operation of its business.

      Section 3.15  Title to Assets; Insurance.  Except as described on Schedule
                    --------------------------
3.15, PPR and the PPR Subsidiaries have good and marketable title to all real property and good title to all of the personal property and assets which they purport to own and which are necessary to carry on its business, in each case free and clear of all Encumbrances except for Permitted Exceptions (as defined in Section 3.16). PPR and the PPR Subsidiaries have in full force and effect policies of insurance that are customary for businesses of similar size in similar industries and consistent with sound business practice.

      Section 3.16  Real Property.
                    -------------

         (a) Schedule 3.16(a) describes all real properties owned or leased by PPR and the PPR Subsidiaries (the "PPR Real Property"), the nature of the interest of PPR or the PPR Subsidiaries and the entity which holds the interest in those properties and the approximate acreage of each of those properties. There is no real property (other than the PPR Real Property) the use or possession of which by PPR and the PPR Subsidiaries is necessary to carry on its business. Except as described on Schedule 3.16(b), PPR and each of the PPR Subsidiaries has (i) such title to the PPR Real Property as is legally sufficient for the current use thereof in its business as presently conducted, (ii) good and marketable indefeasible title in fee simple (except for Permitted Exceptions, as hereinafter defined) to all PPR Real Property shown in Schedule 3.16(a) as owned by it (the "PPR Owned Real Property") and (iii) valid leaseholds under valid and enforceable leases in all PPR Real Property shown on Schedule 3.16(a) as leased by it. The PPR Real Property is owned or leased by PPR and the PPR Subsidiaries free and clear of all matters except for Permitted Exceptions. Except as set forth in Schedule 3.16(b), none of the PPR Real Property is subject to any lease (other than the PPR Leases (as hereinafter defined)), sublease, license or other agreement granting to any person any right to the use, occupancy or enjoyment thereof (or any portion thereof). None of the Permitted Exceptions materially interferes with or has interfered with the maintenance, use or operation of the PPR Real Property. "Permitted Exceptions" means (i) matters listed or described on Schedule 3.16(b), (ii) easements, covenants, rights-of-way and other Encumbrances or restrictions which do not, individually or in the aggregate, materially detract from the value or impair the present and continued use, operation and maintenance of the property subject thereto, or impair the operation of PPR or any of the PPR Subsidiaries, and (iii) real estate taxes not yet due or payable, and
     (iv) encumbrances existing at the date of this Agreement set forth on
     Schedule 3.16(a).

          (b) None of the leases identified in Schedule 3.16(a) (collectively, the "PPR Leases") has been modified or amended, and no notice of termination has been delivered with respect thereto, except as set forth in
     Schedule 3.16(b). Except as set forth on Schedule 3.16(b), neither PPR nor any of the PPR Subsidiaries, nor any other person, is in breach of or default under any PPR Lease (and no event has occurred which, with due notice or lapse of time or both, may constitute such a breach or default).

          (c) To the Knowledge of PPR, the buildings, driveways and all other structures and improvements upon the PPR Real Property are all within the boundary lines of the applicable property or have the benefit of valid easements or other legal rights and there are no encroachments thereon that would affect the use thereof.

          (d) To the Knowledge of PPR, all buildings, structures, improvements, equipment, facilities, plants and fixtures owned or leased by PPR and the PPR Subsidiaries conform in all material respects to all applicable codes and rules adopted by national and local associations and boards and insurance underwriters, and all such buildings, structures, improvements and fixtures are in good operating condition and repair. There are no outstanding requirements or recommendations by any insurance company which has issued a policy covering any such property, or by any board of fire underwriters or other body exercising similar functions, requirement or recommending any repairs or work to be done on any such property.

          (e) To the Knowledge of PPR, all public utilities required for the operation of such properties either enter such properties through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public or private easements which will inure to the benefit of PPR and the PPR Subsidiaries and their respective successors and assigns. All of the public utilities mentioned above are installed and operating, and all installation and connection charges are paid in full.

          (f) To the Knowledge of PPR, the plumbing, electrical, heating, air conditioning, elevator, ventilating and all other mechanical or structural systems and equipment in the buildings or improvements located on the PPR Real Property and any manufacturing systems and components located thereof are in good working order and condition, and the roof, basement and foundation walls of such buildings and improvements for which PPR or the PPR Subsidiaries is responsible (as owner or as lessee under any PPR Lease) are in good condition and free of leaks and other defects. All such mechanical and structural systems and equipment and such manufacturing systems and components and such roofs, basements and foundation walls for which a person other than PPR or the PPR Subsidiaries is responsible are in good working order and condition and free of leaks and other defects.

          (g) To the Knowledge of PPR, PPR or the PPR Subsidiaries has the uninterrupted use of any easements for ingress and egress for all of the PPR Real Property owned or leased by PPR or the PPR Subsidiaries, as the case may be. The PPR Real Property has full and uninterrupted access to and from public roads and PPR has no Knowledge of any fact or condition which would result in the termination of such access.

          (h) Neither PPR nor the PPR Subsidiaries is the landlord or lessor under any lease, sublease or other occupancy agreement affecting any of the PPR Real Property.

      Section 3.17  Title Insurance.  Schedule 3.17 sets forth a true, correct
                    ---------------
and complete list and summary description of all of the policies of title insurance insuring PPR's and the PPR Subsidiaries' interest in the PPR Owned Real Property (collectively, the "PPR Title Policies"). PPR has furnished a true, correct and complete copy of all such PPR Title Policies to Dakota. All of the PPR Title Policies are in full force and effect. PPR shall maintain, and shall use its best efforts to cause the PPR Subsidiaries to maintain, the coverage under the PPR Title Policies in full force and effect through the date of the Closing. Neither PPR nor the PPR Subsidiaries is in material default under any provisions of the PPR Title Policies. There is no claim by PPR, the PPR Subsidiaries or any other person pending under any of the PPR Title Policies as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such PPR Title Policies.

      Section 3.18  Zoning.  To the Knowledge of PPR, all of the PPR Real
                    ------
Property and the buildings, structures, improvements and fixtures located thereon, and the respective businesses conducted thereat and the manner of such conduct, conform in all respects to all existing zoning, building and other applicable laws, rules and regulations and the operation of the PPR Real Property and the improvements located thereon is not in violation of any such laws, rules or regulations. To the Knowledge of PPR, all uses of the PPR Real Property and the improvements, to the Knowledge of PPR, located thereon are "as-of-right" and do not require any non-conforming use rights, nor have they been "grandfathered" under any pre-existing laws, rules or regulations.

      Section 3.19  Brokers.  No broker, investment banker or other person,
                    -------
other than Bear, Stearns & Co., Inc., the fees and expenses of which will be paid by PPR, is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of PPR.

      Section 3.20  Relationships.  Except as otherwise disclosed in PPR's Form
                    -------------
10-K for the period ended December 31, 1998, PPR's relationships with its franchisors, agents, brokers, dealers, distributors, representatives, licensees, customers and suppliers are continuing, and there has been no material change in the scope of such relationships during the last year with any of such parties or similar parties with which PPR has done business during the last year. All sales and performances of services by PPR in connection with its business are in material compliance with all of PPR's representations, warranties and agreements, express or implied, with respect to such sales and performances, except for customary returns and allowances.

      Section 3.21  Compliance with Quality Standards.  All water used in the
                    ---------------------------------
production process of PPR's business conforms, in all material respects, to (i) the quality standards required by PPR's or the PPR Subsidiaries' franchisors, including PepsiCo, (ii) internal quality standards required by PPR, and (iii) any Puerto Rican or local quality standards.

      Section 3.22  Year 2000 Compliance. To the extent that any functionality
                    --------------------
of any computer system used by PPR is dependent upon or interdependent with the use or specification of any calendar date, PPR has used commercially reasonable efforts in implementing a plan pursuant to which any such computer system shall be "Year 2000 Compliant," except where failure to do so will not result in a Material Adverse Effect on PPR. For purposes of this Agreement, the term Year 2000 Compliant means that neither the performance nor the functionality of such computer systems shall be materially affected by dates in, into and between the 20th and 21st centuries. To be deemed Year 2000 Compliant, such computer systems shall conform in all material respects to the following basic requirements: (i) no value for a current date shall cause any interruption in PPR's operations in which the computer system is used; and (ii) any date-based functions shall operate and perform in a consistent manner for dates in, into and between the 20th and 21st centuries and such computer systems shall calculate, manipulate and represent properly inputted dates correctly.

      Section 3.23  Delaware Business Combination Statute.  PPR has obtained or
                    -------------------------------------
shall obtain prior to the Closing, all approvals necessary from its Board of Directors related to the transactions contemplated by this Agreement so as to constitute prior approval by the Board of Directors of such transactions within the meaning of section 203(a)(1) of the Delaware General Corporation Law.

      Section 3.24  Disclosure.  No representation or warranty of PPR in this
                    ----------
Agreement or in any certificate, schedule, statement or other document furnished or to be furnished by PPR to Dakota, Pohlad or Dakota, LLC pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF DAKOTA

     Dakota represents and warrants (each such representation and warranty being made (i) as to Dakota and the Dakota Subsidiaries prior to the DakBev Merger and
(ii) as to DakBev and each Subsidiary of DakBev after the DakBev Merger) to PPR as follows:

      Section 4.1   Organization, Standing and Power.  As of the date of this
                    --------------------------------
Agreement, Dakota is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the requisite corporate power and authority to own, lease or operate its properties and to carry on its business as now being conducted. At the Closing, DakBev will be a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and will have the requisite power and authority to own, lease or operate its properties and to carry on the business of Dakota as now being conducted. Each Subsidiary of Dakota (the "Dakota Subsidiaries") is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate (in the case of a Subsidiary that is a corporation) or other power and authority to own, lease or operate its properties, and to carry on its business as now being conducted. Dakota and each of the Dakota Subsidiaries are duly qualified to do business, and are in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on Dakota.

      Section 4.2   Capital Structure.
                    -----------------

         (a)  Capital Stock of Dakota.
              -----------------------

               (i) The authorized capital stock of Dakota prior to the DakBev Merger consists of 1,000 shares of Common Stock, par value $1.00 per share (the "Dakota Stock"). Dakota has issued and outstanding 1,000 shares of Dakota Stock, all of which are owned by Pohlad (the "Dakota Stock"). All outstanding shares of Dakota Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4.2(a), Dakota has no outstanding securities convertible into or exchangeable for common stock, no contracts, rights, options, warrants or other agreements or commitments to purchase or otherwise issue any shares of its capital stock or securities convertible into or exchangeable therefor, or any shares reserved for issuance under any stock option, employee benefit or other plans or otherwise. Except as set forth in Dakota's Articles of Incorporation, no holder of any security of Dakota is entitled to any preemptive or similar rights to purchase securities from Dakota.

              (ii) At the Closing, all of the authorized, issued and outstanding DakBev Membership Units will be owned by Dakota, LLC. All of the DakBev Membership Units at the Closing will have been duly authorized and validly issued and will be fully paid and nonassessable. DakBev will have no outstanding interests or securities convertible into or exchangeable for membership interests, no contracts, rights, options, warrants or other agreements or commitments to purchase or otherwise issue any shares of its membership interests or securities convertible into or exchangeable therefor, or any membership units reserved for issuance under any employee benefit or other plans or otherwise. No holder of any security of DakBev will be entitled to any preemptive or similar rights to purchase securities from DakBev.

          (b)  Capital Stock of Dakota Subsidiaries.
               ------------------------------------

               (i) A listing of each of the Dakota Subsidiaries and the authorized, issued and outstanding capital stock or other equity interests of each of the Dakota Subsidiaries, whether voting or nonvoting, and the rights and preferences associated with each class or series of capital stock or other equity interests, is as set forth on Schedule 4.2(b). Except as set forth on Schedule 4.2(b), (i) Dakota is the owner of all of the capital stock or other equity interests of the Dakota Subsidiaries, free and clear of all Encumbrances and (ii) except for the Dakota Subsidiaries Dakota does not own, directly or indirectly, any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other legal entity. All outstanding shares of capital stock of the Dakota Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4.2(b), none of the Dakota Subsidiaries has any outstanding securities convertible into or exchangeable for common stock, no contracts, rights, options, warrants or other agreements or commitments to purchase or otherwise issue any shares of capital stock or other equity interests of any of the Dakota Subsidiaries or securities convertible into or exchangeable therefor, or any shares reserved for issuance under stock option, employee benefit or other plans or otherwise. No holder of any security of any of the Dakota Subsidiaries is entitled to any preemptive or similar rights to purchase securities from any such Subsidiary.

              (ii) At the Closing, all of the authorized, issued and outstanding membership units of each of the DakBev LLCs will be owned by DakBev. All such membership units at the Closing will have been duly authorized and validly issued and will be fully paid and nonassessable. The DakBev LLCs will have no outstanding interests or securities convertible into or exchangeable for membership interests, no contracts, rights, options, warrants or other agreements or commitments to purchase or otherwise issue any shares of its membership interests or securities convertible into or exchangeable therefor, or any membership interests reserved for issuance under any employee benefit or other plans or otherwise. No holder of any security of the DakBev LLCs will be entitled to any preemptive or similar rights to purchase securities of DakBev or the DakBev LLCs.

      Section 4.3   Authority.  Dakota's Board of Directors has on or prior to
                    ---------
the date of this Agreement: (a) declared that as of such date the Exchange was advisable and fair to and in the best interest of Dakota and its sole stockholder Pohlad and (b) approved this Agreement and the transactions contemplated hereby, including, but not limited to, the DakBev Merger and the Exchange, and resolved to recommend to Pohlad that it enter into this Agreement. Dakota has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Dakota and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Dakota. This Agreement has been duly executed and delivered by Dakota and (assuming the valid authorization, execution and delivery of this Agreement by PPR and Pohlad) this

Agreement constitutes the valid and binding obligation of Dakota enforceable against Dakota in accordance with its terms except to the extent that (i) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or limiting creditors' remedies and (ii) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other tribunal before which any proceeding therefor may be brought.

      Section 4.4   Consents and Approvals; No Violation.  Except as disclosed
                    ------------------------------------
on Schedule 4.4 hereto, and assuming that all consents, approvals, authorizations and other actions described in this Section 4.4 have been obtained, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation or the loss of any present or future benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of Dakota or any of the Dakota Subsidiaries under, any provision of (i) the Articles of Incorporation or Bylaws of Dakota,
(ii) the comparable charter or organizational documents of any of the Dakota Subsidiaries, (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease, ground lease or other agreement, instrument, permit, concession, franchise or license applicable to Dakota or any of the Dakota Subsidiaries or (iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Dakota or any of the Dakota Subsidiaries or any of their respective real or personal properties or assets, other than in the case of clauses (ii), (iii) or (iv), any such defaults, rights, violations, or Encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on Dakota, or prevent or materially delay the consummation of any of the transactions contemplated hereby. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to Dakota or any of the Dakota Subsidiaries in connection with the execution and delivery of this Agreement by Dakota or is necessary for the consummation of the transactions contemplated by this Agreement, except for (i) the filing of Certificates of Formation with the Secretary of State of the State of Delaware to form DakBev, LLC and Dakota, LLC, (ii) the filing of appropriate merger documents with the Secretaries of State of Minnesota and Delaware relating to the DakBev Merger, (iii) the filing with the SEC of (A) the Proxy Statement and (B) such reports and information under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (iv) such as may be required under the HSR Act, (v) applicable requirements, if any, of Blue Sky Laws and the NYSE, and (vi) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on Dakota, or prevent or materially delay the consummation of any of the transactions contemplated hereby.

      Section 4.5   Financial Statements.  Schedule 4.5 hereto consists of (a) a
                    --------------------
copy of the consolidated balance sheets of Dakota as of December 31, 1998, December 31, 1997 and December 31, 1996 and the related statements of operations, stockholders equity and cash flows for the calendar years then ended (the "Annual Financial Statements") and (b) the unaudited balance sheets of Dakota as of March 31, 1999 and March 31, 1998 and the related statements of operations, stockholders equity and cash flows for the periods then ended (the "Unaudited Financial Statements"). The Annual Financial Statements have been audited by Arthur Andersen, LLP certified public accountants. The Annual Financial Statements and the Unaudited Financial Statements have been prepared in accordance with GAAP except, with respect to the Unaudited Financial Statements, for the absence of footnote disclosures and normal year-end audit adjustments, and in each case such principles have been applied in a consistent manner in each of the periods indicated. The Annual Financial Statement and the Unaudited Financial Statements are complete, correct and in accordance with the books of accounts and records of Dakota and present fairly the consolidated financial position of Dakota and the Dakota Subsidiaries as of December 31, 1998, December 31, 1997 and December 31, 1996,
and March 31, 1999 and March 31, 1998, as the case may be, and the results of operations of Dakota and the Dakota Subsidiaries for the periods then ended.

      Section 4.6   Absence of Certain Changes or Events.  Except as set forth
                    ------------------------------------
on Schedule 4.6 hereof, since December 31, 1998, Dakota and the Dakota Subsidiaries have operated their businesses only in the ordinary course and consistent with past practices and there has not been:

         (a)  any Material Adverse Change in Dakota;

         (b) any dividend or other distribution on, or any recapitalization, combination or subdivision with respect to, or any purchase or redemption by Dakota or the Dakota Subsidiaries of, any shares of the capital stock of Dakota or any of the Dakota Subsidiaries other than in the ordinary course of business consistent with past practices;

         (c) any sale, transfer, lease, or Encumbrance of any of Dakota's or any of the Dakota Subsidiaries' assets or cancellation of any claims of, or indebtedness or obligations owing to, Dakota or any of the Dakota Subsidiaries, except in the ordinary course of business;

         (d) any material increase in the salaries or other compensation or employee benefits with respect to any employees of Dakota or the Dakota Subsidiaries except regularly scheduled increases in accordance with prior practices or existing agreements.

         (e) any purchase of or agreement to purchase any additional assets by Dakota or any of the Dakota Subsidiaries, except in the ordinary course of business or for a purchase price of less than $500,000;

         (f) any loss, damage, destruction or other casualty to any of the properties of Dakota or the Dakota Subsidiaries (whether or not covered by insurance) (i) in excess of $100,000 per occurrence or $500,000 in the aggregate or (ii) which has resulted in a Material Adverse Effect on Dakota or the Dakota Subsidiaries;

         (g) any entry into any additional, or modification of any existing, agreements to borrow money (whether secured or unsecured), or any refinancing of such agreements, except in the ordinary course of business;

         (h) any entry into any guarantee by Dakota or the Dakota Subsidiaries on behalf of any third party;

         (i) any capital expenditures by Dakota or the Dakota Subsidiaries in excess of the amount set forth in Dakota's 1999 Capital Expenditure Budget, a true and correct copy of which is appended to Schedule 4.6 hereto;

         (j) changes in accounting principles, elections, or procedures other than as required by changes in GAAP;

         (k) any entry into any employment, consulting, management or severance agreement by Dakota or any of the Dakota Subsidiaries except in the ordinary course of business;

         (l) amendment of the Articles of Incorporation or Bylaws of Dakota or comparable charter or organizational document of the Dakota Subsidiaries;

         (m) except for the merger of Dakota into DakBev contemplated in this Agreement, authorization for issuance, sale, delivery or agreement or commitment to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any shares of any class of Dakota's or any of the Dakota Subsidiaries' capital stock or any securities convertible into or exchangeable for shares of any class of such capital stock;

         (n) any amendment or termination of any material agreement to which Dakota or any of the Dakota Subsidiaries is a party; or

         (o) any action taken by Dakota or the Dakota Subsidiaries, or their directors, officers or stockholders to authorize any of the actions contemplated above.

      Section 4.7   Permits; Compliance and Contracts.
                    ---------------------------------

         (a) Except as disclosed in Schedule 4.7(a), each of Dakota and the Dakota Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, (including, without limitation, certificates of occupancy), approvals, orders of any Governmental Entity and other permits, including, without limitation, building, environmental, land-use, health, safety, fire, utility or other rights or permits necessary for Dakota or any of the Dakota Subsidiaries to own, lease and operate all of the Dakota Real Property (as defined in Section 4.17) or to carry on its business as it is now being conducted (collectively, the "Dakota Permits"), except where the failure to have any of Dakota Permits would not, individually or in the aggregate, have a Material Adverse Effect on Dakota, and, as of the date of this Agreement, (i) all of the Dakota Permits are valid and in full force and effect, (ii) each of Dakota and the Dakota Subsidiaries is in compliance with its respective Dakota Permits, and (iii) no revocations, suspensions or cancellations of any of the Dakota Permits are pending or threatened.

          (b) Neither Dakota nor any of the Dakota Subsidiaries is in violation of, or has been charged with, is in receipt of any notice or warning of, or to the Knowledge of Dakota (as hereinafter defined), under investigation with respect to, any failure or alleged failure to comply with (A) its articles, bylaws or other organizational documents, (B) to the Knowledge of Dakota any applicable law, ordinance, administrative or government rule or regulation (except for Environmental Laws, which are addressed in Section
     4.12 hereto) or (C) any order, decree or judgment of any Governmental Entity having jurisdiction over Dakota or any of the Dakota Subsidiaries, except, in the case of clauses (A), (B) and (C), for any violations that, individually or in the aggregate, would not have a Material Adverse Effect on Dakota.

           (c) Except as set forth on Schedule 4.7(c), each material contract is in full force and effect and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists or, upon the consummation by Dakota of the transactions contemplated by this Agreement, will exist under any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, contractual license or other agreement or instrument to which Dakota or any of the Dakota Subsidiaries is a party or by which Dakota or any Dakota Subsidiary is bound or to which any of the properties, assets or operations of Dakota or any Dakota Subsidiary is subject, other than any defaults that, individually or in the aggregate, would not have a Material Adverse Effect on Dakota. "Knowledge of Dakota" means the actual knowledge of Robert C. Pohlad, John F. Bierbaum and Brad Williams.

      Section 4.8   Tax Matters.
                    -----------

          (a)  Subchapter S Election.  Dakota and each Dakota Subsidiary is a
               ---------------------
     "small business corporation" for which a valid qualified subchapter S subsidiary election under Section 1361(b)(3) of the Internal Revenue Code 1986, as amended (the "Code") and the equivalent provisions of all applicable state income tax statutes has been in effect since January 1, 1997. As of the date of this Agreement, Dakota has not taken any action which might have caused the revocation of such Subchapter S status.

          (b)  All Returns Filed.  Pohlad, Dakota and each Dakota Subsidiary has
               -----------------
     filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by Pohlad, Dakota and each Dakota Subsidiary (whether or not shown on any Tax Return) have been paid. Except as disclosed on Schedule 4.8(b), neither Pohlad, Dakota nor any of the Dakota Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return.

          (c)  Taxes Paid.  Dakota and each Dakota Subsidiary has withheld and
               ----------
     paid all Taxes required under Federal or any state law (or the laws of any other jurisdiction) to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party.

          (d)  Tax Disputes.  Except as disclosed on Schedule 4.8(d), there is
               ------------
     no dispute or claim concerning any Tax liability of Dakota or any Dakota Subsidiary and no deficiencies for any Taxes have been asserted or, to Dakota's Knowledge, threatened, and no audit of any such Tax Returns is currently underway or, to Dakota's Knowledge, threatened. There are no outstanding agreements by Dakota or any Dakota Subsidiary for the extension of time for the assessment of any Tax with respect to Dakota or any Dakota Subsidiary and neither Dakota nor any Dakota Subsidiary has waived any statute of limitations with respect to any Tax.

          (e) Elections and Agreements.  Neither Dakota nor any Dakota
              ------------------------
     Subsidiary has filed a consent pursuant to Section 341(f) of the Code. Except as disclosed on Schedule 4.8(e), neither Dakota nor the Dakota Subsidiaries are a party to any tax sharing or allocation agreement.

      Section 4.9   Actions and Proceedings.
                    -----------------------

         (a) Except as set forth on Schedule 4.9, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving (i) Dakota or any of the Dakota Subsidiaries,
     (ii) any of the present or former directors, officers, employees, consultants, agents or stockholders of Dakota or any of the Dakota Subsidiaries, as such, (iii) any of Dakota or Dakota Subsidiaries' properties, assets or business or (iv) any Dakota Plan (as hereinafter defined) that, in the case of clauses (i), (ii), (iii) or (iv) individually or in the aggregate, would have a Material Adverse Effect on Dakota.

         (b) As of the date of this Agreement, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations pending or, to the Knowledge of Dakota, threatened against or involving (i) Dakota or any of the Dakota Subsidiaries, (ii) any of Dakota or Dakota Subsidiaries' present or former directors, officers, employees, consultants, agents or stockholders, as such, (iii) any of Dakota or Dakota Subsidiaries' properties, assets or business or (iv) any Dakota Plan that, in the case of clauses (i), (ii),
     (iii) or (iv) individually or in the aggregate, would have a Material Adverse Effect on Dakota or relate to the transactions contemplated by this Agreement.

      Section 4.10  Certain Agreements.  As of the date of this Agreement,
                    ------------------
neither Dakota nor any of the Dakota Subsidiaries is a party to any oral or written agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan, stock purchase plan, Dakota Other Benefit Obligation or Dakota Plan (as both are defined in Section 4.11), any of the benefits of which will be increased (except as provided in Section 7.13 hereof), or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Neither Dakota nor any Dakota Subsidiary is a party to any termination benefits agreement or severance agreement or employment agreement, one trigger of which would be the consummation of the transactions contemplated by this Agreement.

      Section 4.11  Employee Benefit Matters.
                    ------------------------

         (a) As used in this Section 4.11, the following terms have the meanings set forth below:

               "Dakota Other Benefit Obligation" means all material obligations, arrangements, or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees, or agents, other than with respect to any Dakota Plan. This includes sabbatical policies, severance payment policies, and material fringe benefits within the meaning of Code (S) 132.

               "Dakota Plan" means (i) all employee benefit plans (as defined in ERISA (S) 3(3)) of which Dakota or the Dakota Subsidiaries is a Plan Sponsor (as defined in ERISA (S) 3(16)(B)), or to which Dakota or the Dakota Subsidiaries otherwise contributes or in which Dakota or the Dakota Subsidiaries otherwise participates, or (ii) all Title IV Plans and Multi-Employer Plans (as defined in ERISA (S) 3(37)(A)) of which an ERISA Affiliate is a Plan Sponsor or otherwise contributes or currently participates.

               "Dakota VEBA" means a voluntary employees' beneficiary association under Code (S) 501(c)(9) whose members include employees of Dakota or the Dakota Subsidiaries.

               "ERISA Affiliate" means any other person that, together with Dakota or any of the Dakota Subsidiaries, would be treated as a single employer under Code (S) 414(b), (c) or, solely with respect to matters relating to Code (S) 412 or ERISA (S)(S) 302 or 4007, (m).

               "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

               "Title IV Plans" means all Dakota Plans that are subject to Title IV of ERISA, 29 U.S.C. (S) 1301 et seq., other than Multi-Employer Plans.

          (b) (i) Schedule 4.11(b)(i) attached hereto sets forth a complete and accurate list of all Dakota Plans, Dakota Other Benefit Obligations, and Dakota VEBAs, and identifies as such all Dakota Plans that: (A) are defined benefit plans (as defined in ERISA (S) 3(35));

          (B) meet or purport to meet the requirements of Code (S) 401(a); or
          (C) are Title IV Plans.

              (ii) None of the Dakota Plans set forth on Schedule 4.11(b)(i) is a Multi-Employer Plan and none of Dakota, any of the Dakota Subsidiaries or any ERISA Affiliate has any assessed or potential liability due to a complete or partial withdrawal from or a termination or reorganization of a Multi-Employer Plan. No circumstances exist that could reasonably be expected to result in any such liability to Dakota, any Dakota Subsidiary or any ERISA Affiliate.

             (iii) Except as set forth in Schedule 4.11(b)(iii) or as required by applicable law, no Dakota Plans provide retiree health or life insurance benefits.

          (c) Dakota has delivered or made available to PPR all documents, insurance policies and contracts comprising, describing or relating to each Dakota Plan, Dakota Other Benefit Obligation, or Dakota VEBA and of any related trust; as well as all required filings for each of the above filed with government authorities for each of the three most recent plan years.

          (d)  Except as set forth in Schedule 4.11(d) attached hereto:

               (i) Dakota or the Dakota Subsidiaries have performed in all material respects all of their respective obligations whether as plan administrator, fiduciary, plan sponsor or contributing employer under all Dakota Plans, Dakota Other Benefit Obligations, and Dakota VEBAs in a timely manner and have made all required entries in their financial records and statements for all obligations and liabilities that have accrued but are not due. No written or oral statement has been made by Dakota or the Dakota Subsidiaries to any Person with regard to any Dakota Plan or Dakota Other Benefit Obligation not in accordance with such plan or other benefit obligation which could reasonably be expected to have a Material Adverse Effect on Dakota or the Dakota Subsidiaries.

              (ii) Dakota, the Dakota Subsidiaries and each Dakota Plan, Dakota Other Benefit Obligation, and Dakota VEBA is, to the extent applicable, in material compliance with applicable law, except for any such failure to comply which would not result in any material liability to Dakota or any of the Dakota Subsidiaries. Dakota and all Dakota Subsidiaries have met any applicable minimum funding standard, and have made all contributions required, under ERISA (S) 302. The most recent actuarial report for each Title IV Plan fairly presents the financial condition of each such plan, and since the date of such report there has been no material adverse change in the funded status of any such plan.

             (iii) Since December 31, 1998, there has been no establishment, termination or amendment of any Dakota Plan, Dakota VEBA, or Dakota Other Benefit Obligation.

              (iv) Other than routine claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding involving or relating to, any Dakota Plan, Dakota Other Benefit Obligation, or Dakota VEBA is pending or, to Dakota's Knowledge, is threatened.

               (v) None of Dakota, the Dakota Subsidiaries or any ERISA Affiliate has terminated any Title IV Plan or incurred any outstanding liability under Section 4062 of

          ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA, and no events have occurred and no circumstances exist that could reasonably be expected to result in any such liability to Dakota, the Dakota Subsidiaries or any ERISA Affiliate. All premiums due the PBGC with respect to the Title IV Plans have been paid.

              (vi)  There has been no "reportable event" within the meaning of
          Section 4043 of ERISA with respect to any Title IV Plan which would require the giving of notice to the PBGC or any other event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA.

             (vii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, either alone or upon the occurrence of subsequent events, (i) result in any payment becoming due to any current or former employee, officer or director of Dakota or the Dakota Subsidiaries, (ii) increase any benefits otherwise payable under any Dakota Plan or Dakota Other Benefit Obligation, (iii) result in the acceleration of the time of payment or vesting of any benefits under any Dakota Plan or Dakota Other Benefit Obligation, (iv) constitute a "change in control" or similar event under any Dakota Plan or Dakota Other Benefit Obligation or (v) fail to be deductible by reason of Section 280G of the Code.

      Section 4.12  Compliance with Environmental Laws.
                    ----------------------------------

         (a) Except as set forth on Schedule 4.12, each of Dakota and the Dakota Subsidiaries, and, to the Knowledge of Dakota, any prior owner or lessee, have generated, handled, manufactured, treated, stored, used, released, transported and disposed of all Environmentally Regulated Materials (as defined below) on, beneath, to or from any of the properties owned or operated by Dakota and the Dakota Subsidiaries in the conduct of their businesses or any other properties formerly owned, leased or operated by Dakota or the Dakota Subsidiaries, in compliance with all Environmental Laws.

          (b) Except as set forth on Schedule 4.12, Dakota and the Dakota Subsidiaries have operated all plants, facilities and business operations in compliance with all Environmental Laws, and all plants, facilities and business operations are currently in compliance with all Environmental Laws.

          (c) Except as set forth on Schedule 4.12, neither Dakota nor the Dakota Subsidiaries have disposed of or released any Environmentally Regulated Material in any location which would reasonably be expected to give rise to a claim of responsibility for investigation or clean-up costs, personal injury or property damage liability against Dakota or any Dakota Subsidiary by any third party.

          (d) Except as set forth on Schedule 4.12, neither Dakota nor the Dakota Subsidiaries have received any notices or claims of violations or liabilities relating to an Environmentally Regulated Material or an Environmental Law, which notices or claims of violations or liabilities have not been resolved.

      Section 4.13  Indebtedness.  Schedule 4.13 sets forth a complete listing
                    ------------
of Dakota's and the Dakota Subsidiaries' indebtedness for borrowed money as of the date hereof, and includes a description of all documents and agreements which set forth the terms of such indebtedness, the amount of the balance owing as of the date hereof, the applicable interest rate in effect as of the date hereof, and a listing of all collateral securing such indebtedness (if any), and a description of any applicable prepayment penalties or make-whole amounts that would be payable if such indebtedness were to be paid in full as of the date hereof.

      Section 4.14  Labor Matters.  Neither Dakota nor any of the Dakota
                    -------------
Subsidiaries is a party to any collective bargaining agreement or labor contract, except as set forth in Schedule 4.14. To the Knowledge of Dakota, as of the date of this Agreement, there are no present or pending applications for certification of any union as the exclusive bargaining agent for any employees of Dakota or any Dakota Subsidiaries. To the Knowledge of Dakota, neither Dakota nor any of the Dakota Subsidiaries has engaged in any unfair labor practice with respect to any persons employed by or otherwise performing services primarily for Dakota or any of the Dakota Subsidiaries (the "Dakota Business Personnel"), and there is no unfair labor practice complaint or grievance against Dakota or any of the Dakota Subsidiaries by the National Labor Relations Board or any comparable state agency pending or, to the Knowledge of Dakota, threatened with respect to Dakota Business Personnel, except where such unfair labor practice, complaint or grievance would not have a Material Adverse Effect on Dakota. There is no labor strike, dispute, slowdown or stoppage pending or, to the Knowledge of Dakota, threatened against Dakota or any of the Dakota Subsidiaries, except where such dispute, strike or work stoppage would not have a Material Adverse Effect on Dakota.

      Section 4.15  Intellectual Property.  Schedule 4.15 sets forth a complete
                    ---------------------
list of all patents and applications therefor, trademark registrations and applications therefor, service mark registrations and applications therefor, copyright registrations and applications therefor, trade names, computer programs or software which are material to the operation of Dakota's business and interests in license agreements and all other proprietary rights that are owned, licensed, sublicensed or used by agreement or permission by Dakota or any Dakota Subsidiary and used in the continued operation of Dakota's business (collectively, "Dakota Intellectual Property"). Except as otherwise set forth on Schedule 4.15, Dakota's interest in the Dakota Intellectual Property is free and clear of any Encumbrance, and constitutes all such property or rights used by or necessary to the operation of Dakota's business. To Dakota's Knowledge and except as set forth on Schedule 4.15, the use of the Dakota Intellectual Property does not conflict with, infringe upon, or misappropriate any rights held or asserted by any person, or require the consent of any person. Except as set forth on Schedule 4.15, neither Dakota nor any Dakota Subsidiary has, in the past two years, received any notice or claim that any such Dakota Intellectual Property is not valid or enforceable, or of any infringement upon or conflict with any patent, trademark, service mark, copyright, trade name or trade secret of any third party by Dakota or any Dakota Subsidiary or of any claim by any third party alleging any such infringement or conflict, and, in the past two years, neither Dakota nor any Dakota Subsidiary has given any notice of infringement to any third party with respect to any of the Dakota Intellectual Property. Dakota has paid all required license fees related to all software used in the operation of its business.

      Section 4.16  Title to Assets; Insurance.  Except as described on Schedule
                    --------------------------
4.16, Dakota and the Dakota Subsidiaries have good and marketable title to all real property and good title to all of the personal property and assets which they purport to own, and which are necessary to carry on its business, in each case free and clear of all Encumbrances except for Permitted Exceptions (as defined in Section 4.17). Dakota and the Dakota Subsidiaries have in full force and effect policies of insurance that are customary for businesses of similar size in similar industries and consistent with sound business practice.

      Section 4.17  Real Property.
                    -------------

         (a) Schedule 4.17(a) describes all real properties owned or leased by Dakota and the Dakota Subsidiaries (the "Dakota Real Property"), the nature of the interest of Dakota or the Dakota Subsidiaries and the entity which holds the interest in those properties and the approximate acreage of each of those properties. There is no real property (other than the Dakota Real Property) the use or possession of which by Dakota and the Dakota Subsidiaries is necessary to carry on its business. Except as described on Schedule 4.17(b), Dakota and each of the Dakota Subsidiaries has (i) such title to the Dakota Real Property as is legally sufficient for the current use thereof in its business as presently conducted, (ii) good and marketable indefeasible title in fee simple (except for Permitted Exceptions, as hereinafter defined) to all Dakota Real Property shown in Schedule 4.17(a) as owned by it (the "Dakota Owned Real Property") and (iii) valid leaseholds under valid and enforceable leases in all Dakota Real Property shown on Schedule 4.17(a) as leased by it. The Dakota Real Property is owned or leased by Dakota and the Dakota Subsidiaries free and clear of all matters except for Permitted Exceptions. Except as set forth in Schedule 4.17(b), none of the Dakota Real Property is subject to any lease (other than the Dakota Leases (as hereinafter defined)), sublease, license or other agreement granting to any person any right to the use, occupancy or enjoyment thereof (or any portion thereof). None of the Permitted Exceptions materially interferes with or has interfered with the maintenance, use or operation of the Dakota Real Property. "Permitted Exceptions" means (i) matters listed or described on Schedule 4.17(b), (ii) easements, covenants, rights-of-way and other Encumbrances or restrictions which do not, individually or in the aggregate, materially detract from the value or impair the present and continued use, operation and maintenance of the property subject thereto, or impair the operation of Dakota or any of the Dakota Subsidiaries, (iii) real estate taxes not yet due or payable and (iv) Encumbrances existing at the date of this Agreement which are set forth on Schedule 4.17(a).

          (b) None of the leases identified in Schedule 4.17(a) (collectively, the "Dakota Leases") has been modified or amended, and no notice of termination has been delivered with respect thereto, except as set forth in
     Schedule 4.17(b). Except as set forth on Schedule 4.17(c), neither Dakota nor any of the Dakota Subsidiaries, nor any other person, is in breach of or default under any Dakota Lease (and no event has occurred which, with due notice or lapse of time or both, may constitute such a breach or default).

          (c) To the Knowledge of Dakota, the buildings, driveways and all other structures and improvements upon the Dakota Real Property are all within the boundary lines of the applicable property or have the benefit of valid easements or other legal rights and there are no encroachments thereon that would affect the use thereof.

          (d) To the Knowledge of Dakota, all buildings, structures, improvements, equipment, facilities, plants and fixtures owned or leased by Dakota and the Dakota Subsidiaries conform in all material respects to all applicable codes and rules adopted by national and local associations and boards and insurance underwriters, and all such buildings, structures, improvements and fixtures are in good operating condition and repair.
     There are no outstanding requirements or recommendations by any insurance company which has issued a policy covering any such property, or by any board of fire underwriters or other body exercising similar functions, requirement or recommending any repairs or work to be done on any such property.

          (e) To the Knowledge of Dakota, all public utilities required for the operation of such properties either enter such properties through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public or private easements which will inure to the benefit of Dakota and the Dakota Subsidiaries and their respective successors and assigns. All of the public utilities mentioned above are installed and operating, and all installation and connection charges are paid in full.

          (f) To the Knowledge of Dakota, the plumbing, electrical, heating, air conditioning, elevator, ventilating and all other mechanical or structural systems and equipment in the buildings or improvements located on the Dakota Real Property and any manufacturing systems and components located thereof are in good working order and condition, and the roof, basement and foundation walls of such buildings and improvements for which Dakota or the Dakota Subsidiaries is responsible (as owner or as lessee under any Dakota Lease) are in good condition and free of leaks and other defects. All such mechanical and structural systems and equipment and such manufacturing systems and components and such roofs, basements and foundation walls for which a person other than Dakota or the Dakota Subsidiaries is responsible are in good working order and condition and free of leaks and other defects.

          (g) To the Knowledge of Dakota, Dakota or the Dakota Subsidiaries has the uninterrupted use of any easements for ingress and egress for all of the Dakota Real Property owned or leased by Dakota or the Dakota Subsidiaries, as the case may be. The Dakota Real Property has full and uninterrupted access to and from public roads and Dakota has no Knowledge of any fact or condition which would result in the termination of such access.

          (h) Neither Dakota nor the Dakota Subsidiaries is the landlord or lessor under any lease, sublease or other occupancy agreement affecting any of the Dakota Real Property.

      Section 4.18  Title Insurance.  Schedule 4.18 sets forth a true, correct
                    ---------------
and complete list and summary description of all of the policies of title insurance and legal opinions with respect to title insurance insuring Dakota's and the Dakota Subsidiaries' interest in the Dakota Owned Real Property (collectively, the "Dakota Title Policies"). Dakota has furnished a true, correct and complete copy of all such Dakota Title Policies to PPR. All of the Dakota Title Policies are in full force and effect. Dakota shall maintain, and shall use its best efforts to cause the Dakota Subsidiaries to maintain, the coverage under the Dakota Title Policies in full force and effect through the date of the Closing. Neither Dakota nor the Dakota Subsidiaries is in material default under any provisions of the Dakota Title Policies. There is no claim by Dakota, the Dakota Subsidiaries or any other person pending under any of the Dakota Title Policies as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such Dakota Title Policies.

      Section 4.19  Zoning.  To the Knowledge of Dakota, all of the Dakota Real
                    ------
Property and the buildings, structures, improvements and fixtures located thereon, and the respective businesses conducted thereat and the manner of such conduct, conform in all respects to all existing zoning, building and other applicable laws, rules and regulations and the operation of the Dakota Real Property and the improvements located thereon is not in violation of any such laws, rules or regulations. To the Knowledge of Dakota, all uses of the Dakota Real Property and the improvements located thereon are "as-of-right" and do not require any non-conforming use rights, nor have they been "grandfathered" under any pre-existing laws, rules or regulations.

      Section 4.20  Brokers.  No broker, investment banker or other person,
                    -------
other than NationsBanc/Montgomery Securities, the fees and expenses of which will be paid by Dakota is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Dakota.

      Section 4.21  Relationships.  Except as otherwise disclosed in Schedule
                    -------------
4.21, Dakota's relationships with its franchisors, agents, brokers, dealers, distributors, representatives, licensees, customers and suppliers are continuing, and there has been no material change in the scope of such relationships during the last year with any of such parties or similar parties with which Dakota has done business during the last year. All sales and performances of services by Dakota in connection with its business are in material compliance with all of Dakota's representations, warranties and agreements, express or implied, with respect to such sales and performances, except for customary returns and allowances.

      Section 4.22  Compliance with Quality Standards.  All water used in the
                    ---------------------------------
production process of Dakota's business conforms, in all material respects, to
(i) the quality standards required by Dakota's or the Dakota Subsidiaries' franchisors, including PepsiCo, (ii) internal quality standards required by Dakota, and (iii) any local quality standards.

      Section 4.23  Year 2000 Compliance. To the extent that any functionality
                    --------------------
of any computer system used by Dakota is dependent upon or interdependent with the use or specification of any calendar date, Dakota has used commercially reasonable efforts in implementing a plan pursuant to which any such computer system shall be "Year 2000 Compliant," except where failure to do so will not result in a Material Adverse Effect on Dakota. For purposes of this Agreement, the term Year 2000 Compliant means that neither the performance nor the functionality of such computer systems shall be materially affected by dates in, into and between the 20th and 21st centuries. To be deemed Year 2000 Compliant, such computer systems shall conform in all material respects to the following basic requirements (i) no value for a current date shall cause any interruption in Dakota's operations in which the computer system is used; and (ii) any date-based functions shall operate and perform in a consistent manner for dates in, into and between the 20th and 21st centuries and such computer systems shall calculate, manipulate and represent properly inputted dates correctly.

      Section 4.24  Disclosure.  No representation or warranty of Dakota in this
                    ----------
Agreement or in any certificate, schedule, statement or other document furnished or to be furnished by Dakota to PPR pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

                                  ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF POHLAD

     Pohlad represents and warrants to PPR as follows:

      Section 5.1   Organization; Title; Authority. Pohlad is a corporation duly
                    ------------------------------
organized, validly existing and in good standing under the laws of the State of Minnesota and has the requisite corporate power and authority to own, lease or operate its properties and to carry on its business as now being conducted. Pohlad is the beneficial and record owner of 1,000 number of shares of Dakota Stock and owns such shares free and clear of all Encumbrances except for restrictions on transfer imposed by federal securities laws. Pohlad has the authority to execute, deliver and perform its obligations under this Agreement. Pohlad's Board of Directors have approved, or will approve prior to the Closing, as the case may be, this Agreement and the transactions contemplated hereby, including, but not limited to, the Exchange, the formation of DakBev, the DakBev Merger, the formation of Dakota, LLC, the Pohlad Contribution and the P-PRT Contribution. This Agreement has been duly executed and delivered by Pohlad and (assuming the valid authorization, execution and delivery of this Agreement by PPR and Dakota) constitutes a legal, valid and binding obligation of Pohlad and is enforceable against Pohlad in accordance with its terms, except to the extent that (i) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or limiting creditors' remedies and (ii) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other tribunal before which any proceeding therefor may be brought.

      Section  5.2    No Breach.  The execution and delivery of this
                      ---------
Agreement by Pohlad and the consummation by Pohlad of the transactions contemplated hereby, including, but not limited to, the Exchange, the formation of DakBev, the DakBev Merger, the formation of Dakota, LLC, the Pohlad Contribution and the P-PRT Contribution does not and will not contravene, violate or constitute, or result in a breach or default (with or without notice or lapse of time, or both) under, the charter or organizational documents of Pohlad, any judgement, order, decree, statute, law, ordinance, rule or regulation or any contract or agreement by which Pohlad is bound, or result in the creation or imposition of any Encumbrance (other than under this Agreement) on the shares of the Dakota Stock owned by Pohlad.

      Section  5.3    No Consents.  Except as set forth in Schedule 5.3
                      -----------
hereto, no consent or authorization of, or registration, declaration or filing with, any person, is required to be made or received by Pohlad in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, but not limited to, the Exchange, the formation of DakBev, the DakBev Merger, the formation of Dakota, LLC, the Pohlad Contribution and the P-PRT Contribution.

      Section 5.4    Entire Interest.  The 1,000 shares of Dakota Stock owned by
                     ---------------
Pohlad constitutes Pohlad's entire ownership interest in Dakota, and Pohlad has no rights to acquire any additional shares of Dakota Stock or any other equity interest in Dakota. At the Closing, Pohlad shall have all requisite power and authority, including voting control of Dakota, LLC, necessary to cause Dakota, LLC to exchange the DakBev Membership Units for the Exchange Consideration as set forth in Article II hereof.

      Section 5.5   Accredited Investor Status; PPR Information.  Pohlad is an
                    -------------------------------------------
"accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Exchange Act.

      Section 5.6   Unregistered Securities; Investment Intent.  The shares of
                    ------------------------------------------
PPR Class B Common Stock have not been registered under the Securities Act or relevant state securities laws pursuant to exemptions from registration under the Securities Act and such laws. PPR's reliance upon such exemptions is predicated in part on Pohlad's representations to PPR as contained herein. The shares of PPR Class B Common Stock are being acquired for the account of Dakota, LLC and for investment and without the intention of reselling, transferring, or redistributing the same. At the time Dakota, LLC receives such shares, it will have no agreement for the transfer or disposition of any of such shares.

      Section 5.7   Restrictions on Transfer.  Pohlad acknowledges that PPR will
                    ------------------------
place a restrictive legend on the certificate(s) representing the shares of PPR Class B Common Stock received by Dakota, LLC pursuant to this Agreement, containing substantially the following language:

     The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended (the "Act"), and without registration under state securities laws, in reliance upon exemptions contained in the Act and such laws. No transfer of these securities or any interest therein may be made except pursuant to effective registration statements under said laws unless this corporation has received an opinion of counsel satisfactory to it that such transfer or disposition does not require registration under said laws and, for any sales under Rule 144 of the Act, such evidence as it shall reasonably request for compliance with that rule.

     PPR will place a stop transfer order on the certificate(s) representing the shares to assure compliance with this Agreement and the matters referenced above.


                                   ARTICLE VI

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

      Section 6.1   Actions by PPR.  Except as expressly permitted by clauses
                    --------------
(a) through (j) of this Section 6.1 or as otherwise required by this Agreement, during the period from the date of this Agreement through the date of Closing, PPR shall, and shall cause each of the PPR Subsidiaries to, in all material respects carry on its business in the ordinary course as currently conducted and, to the extent consistent therewith, use reasonable best efforts to preserve intact its current business organizations, keep available the services of its current officers and employees and preserve its relationships and goodwill with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, PPR shall not, and shall not permit any of the PPR Subsidiaries to, without the prior written consent of Dakota:

         (a) (x) declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions payable in cash, shares, stock, securities or property in respect of, any of its capital stock, or otherwise make any payments to its stockholders in their capacity as such (other than dividends and other distributions by PPR Subsidiaries including dividends on outstanding shares of non-voting management stock of Beverage Plastics Company, a Delaware corporation, in the ordinary course of business and consistent with past practice), (y) other than in the case of any PPR Subsidiary, subdivide, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (z) purchase, redeem or otherwise acquire any shares of capital stock of PPR or any other securities thereof or any rights, warrants or options to acquire, directly or indirectly, any such shares or other securities;

          (b) issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire any such shares, voting securities, equity equivalent or convertible securities, or agree to any amendment to the terms of any option, warrant or convertible security, other than (x) the grant of stock options to employees of PPR or any of the PPR Subsidiaries under the PPR Option Plans and the issuance of shares of PPR Stock pursuant to the exercise thereof in the ordinary course of business consistent with past practice, (y) the issuance of PPR Stock pursuant to the exercise of warrants outstanding as of the date hereof that are exercisable or become exercisable by their terms (as in effect on the date hereof), and (z) the issuance of PPR Stock as consideration for the acquisitions permitted to be made by PPR by clause (d) of this Section 6.1;

          (c) amend its charter or bylaws; provided, however, that PPR shall amend its charter to adopt the PPR Charter Amendment;

          (d) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets, except for (x) the Delta Acquisition, and (y) acquisitions which do not exceed $50 million individually or $100 million in the aggregate;

          (e) sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets, other than transactions that are in the ordinary course of business consistent with past practice and not material to PPR and the PPR Subsidiaries taken as a whole;

          (f) incur any indebtedness for borrowed money, guarantee any such indebtedness or make any loans, advances or capital contributions to, or other investments in, any other person, other than (x) in the ordinary course of business consistent with past practice (including refinancings of existing debt), (y) indebtedness, loans, advances, capital contributions and investments between PPR and any of the PPR Subsidiaries, and (z) indebtedness incurred to fund the acquisitions permitted by Section 6.1(d) above, including any amendments necessary to existing loan documents with Banco Popular to extend the facility to $40 million and replace Banco Popular as the primary lender with NationsBanc (or an affiliate of NationsBanc) and other syndication participants.

          (g) enter into or adopt, or amend any existing, severance plan, agreement or arrangement or enter into or amend any PPR Plan, PPR Option Plan or employment or consulting agreement, other than as required by law and other than amending the existing PPR option plans to increase the number of shares available for issuance thereunder;

          (h) knowingly violate or knowingly fail to perform any material obligation or duty imposed upon it or any PPR Subsidiary by any applicable material federal, state, Puerto Rican, or local law, rule, regulation, guideline or ordinance;

          (i) take any action, other than reasonable and usual actions in the ordinary course of business consistent with past practice, with respect to accounting policies or procedures (other than actions required to be taken by GAAP);

          (j) except as set forth on PPR's 1999 Capital Expenditure Budget, enter into any other material transaction or make any other capital expenditure not in the ordinary course of business consistent with past practice; or

          (k) authorize, recommend or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

      Section 6.2   Actions by Dakota.
                    -----------------

         (a)  Dakota Reorganization.  Dakota and Pohlad hereby agree to take all
              ---------------------
     actions reasonably necessary or appropriate to cause the Dakota Reorganization to be consummated prior to the Closing in accordance with
     Article I hereof. As used herein, "Dakota Reorganization" shall mean, collectively, (i) the formation of each of DakBev and Dakota, LLC, (ii) the DakBev Merger, (iii) the Pohlad Contribution and (iv) the P-PRT Contribution. Upon the completion of the Dakota Reorganization, Pohlad shall have voting control of Dakota, LLC, and shall have all necessary power and authority to cause Dakota, LLC to satisfy its obligations under this Agreement, including consummating the Exchange.

          (b)  Conduct of Dakota's Business.  Except as expressly permitted by
               ----------------------------
     clauses (i) through (xi) of this Section 6.2(b) or as otherwise contemplated by this Agreement, during the period from the date of this Agreement through the date of Closing, each of Dakota, DakBev and Dakota, LLC, as the case may be, shall, and shall cause each of its respective Subsidiaries to, in all material respects, carry on its business in the ordinary course as currently conducted and, to the extent consistent therewith, use reasonable best efforts to preserve intact its current business organizations, keep available the services of its current officers and employees and preserve its relationships and goodwill with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement, none of Dakota, DakBev and Dakota, LLC, as the case may be, shall and none shall permit any of its respective Subsidiaries to, without the prior written consent of PPR:

               (i) declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions in respect of, any of its capital stock, or otherwise make any payments to its stockholders in their capacity as stockholders, except cash distributions to its stockholders in their capacity as such and the distribution of a note receivable in the amount of $33,400,000 from Dakota to Pohlad, (y) other than in the case of any Dakota Subsidiary, subdivide, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (z) purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Dakota or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

              (ii) issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire any such shares, voting securities, equity equivalent or convertible securities, or agree to any amendment to the terms of any option, warrant or convertible security;

             (iii) except for the filing of Articles of Merger relating to the DakBev Merger, amend its Articles of Incorporation or Bylaws;

              (iv) except for the DakBev Merger, acquire or agree to acquire by merging or consolidating with, or by purchasing a portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets except for (A) acquisitions which do not exceed $1 million individually or $5 million in the aggregate and
          (B) transactions that are in the ordinary course of business consistent with past practice and that are not material;

               (v) sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets, other than (x) transactions that are in the ordinary course of business consistent with past practice and not material to Dakota and the Dakota Subsidiaries taken as a whole and the distribution of a note receivable in the amount of $33,400,000 from Dakota to Pohlad.

              (vi) incur any indebtedness for borrowed money, guarantee any such indebtedness or make any loans, advances or capital contributions to, or other investments in, any other person, other than (x) indebtedness for borrowed money incurred in the ordinary course of business consistent with past practice (including refinancings of existing debt) (y) indebtedness, loans, advances, capital contributions and investments between Dakota and any of the Dakota Subsidiaries, and (z) indebtedness necessary to fund the acquisitions permitted by Section 6.2(b)(iv) above.

             (vii) except as may be necessary or proper to consummate the DakBev Merger, enter into or adopt, or amend any existing, severance plan, agreement or arrangement or enter into or amend any Dakota Plan or employment or consulting agreement, other than as required by law;

            (viii) knowingly violate or knowingly fail to perform any material obligation or duty imposed upon it or any Dakota Subsidiary by any applicable material federal, state or local law, rule, regulation, guideline or ordinance;

              (ix) take any action, other than reasonable and usual actions in the ordinary course of business consistent with past practice, with respect to accounting policies or procedures (other than actions required to be taken by GAAP);

              (x) authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; or

             (xi) except as set forth on Dakota's 1999 Capital Expenditure Budget, enter into any other material transaction or make any other capital expenditure not in the ordinary course of business consistent with past practice.

                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

      Section 7.1   PPR Stockholder Meeting.  PPR shall call a meeting of its
                    -----------------------
stockholders (the "PPR Stockholder Meeting") for the purpose of: (a) approving the transactions contemplated hereby, including, but not limited to, the Share Issuance and the Exchange; (b) approving an increase in the number of authorized shares of PPR's Class B Common Stock to 145,000,000 shares (the "PPR Charter Amendment"); and (c) approving the amendments to the PPR Option Plans to increase the number of shares available for issuance thereunder and (d) approving such other matters as PPR's Board of Directors shall determine. PPR shall prepare and file with the SEC the Proxy Statement (as hereinafter defined) for the purpose of soliciting proxies for the matters brought before the PPR Stockholder Meeting. PPR will, through the PPR Board of Directors with the concurrence of the PPR Special Committee, recommend to its stockholders approval of such matters and shall not withdraw such recommendation; provided, however, that the PPR Special Committee shall not be required to make, and shall be entitled to withdraw, such recommendation if the PPR Special Committee concludes in good faith on the basis of the advice of Willkie Farr & Gallagher that the making of, or the failure to withdraw, such recommendation would violate the fiduciary obligations of the PPR Special Committee under applicable law; provided further, however, that in no case shall any change in the trading price of PPR Class B Common Stock be used as a basis for any such conclusion.

Notwithstanding any recission of the recommendation by the PPR Special Committee that is permitted by this Section 7.1, PPR shall remain obligated to call the PPR Stockholder Meeting.

      Section 7.2   Preparation of the Proxy Statement.  PPR and Dakota each
                    ----------------------------------
agree, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to the PPR stockholders and at the time of the PPR Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. "Proxy Statement" shall mean the proxy statement for the PPR Stockholder Meeting to be held for the purpose of obtaining the approvals required for the transactions contemplated hereby.

      Section 7.3   Access to Information and Properties.  Subject to currently
                    ------------------------------------
existing contractual and legal restrictions applicable to PPR or to Dakota, DakBev or Dakota, LLC, as the case may be, or any of their Subsidiaries, each of PPR and Dakota, DakBev or Dakota, LLC, as the case may be, shall, and shall cause each of the PPR and Dakota, DakBev or Dakota, LLC, as the case may be, Subsidiaries to, afford to the consultants, accountants, counsel, financial advisors and other representatives of PPR and Dakota reasonable access to, and permit them to make such inspections and investigations (including, without limitation, environmental audits, assessments, and sub-surface investigations) as they may reasonably require of, at mutually agreed upon times during normal business hours during the period from the date of this Agreement through the Closing, all their respective properties, books, contracts, commitments and records (including, without limitation, the work papers of independent accountants, if available and subject to the consent of such independent accountants) and, during such period, PPR and Dakota, DakBev or Dakota, LLC, as the case may be, shall, and shall cause each of the PPR and Dakota Subsidiaries to, furnish promptly to the other (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, properties and personnel as the other may reasonably request.

      Section 7.4   New Credit Facility.  PPR shall use its reasonable best
                    -------------------
efforts to obtain a credit facility of up to $160 million on terms reasonably acceptable to PPR (the "New Credit Facility). The purposes of the New Credit Facility shall include payment of certain debt owed by Delta Beverage Group, Inc. ("Delta"), PPR and Dakota, along with financing for working capital and acquisitions.

      Section 7.5   NYSE Listing.  PPR shall use its reasonable best efforts to
                    ------------
cause the shares of PPR Class B Common Stock to be issued in connection with the Exchange to be approved for listing on the NYSE subject to official notice of issuance.

      Section 7.6   Fees and Expenses.  Whether or not the Exchange is
                    -----------------
consummated, and except as otherwise provided in Section 9.2, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby including, without limitation, the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such costs and expenses.

      Section 7.7   Reasonable Best Efforts to Consummate the Exchange.  Upon
                    --------------------------------------------------
the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate, in the most expeditious manner practicable, the DakBev Merger, the Pohlad Contribution, the Exchange and the other transactions contemplated by this Agreement, including, but not limited to: (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from all Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity,
(ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement. No party to this Agreement shall consent to any voluntary delay of the consummation of the Exchange at the behest of any Governmental Entity without the consent of the other parties to this Agreement, which consent shall not be unreasonably withheld.

      Section 7.8   Public Announcements.  Dakota and PPR each shall consult
                    --------------------
with the other prior to issuing any press releases or otherwise making public announcements with respect to the Exchange and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of the NYSE.

      Section 7.9   State Takeover Laws.  If any "fair price," "business
                    -------------------
combination" or "control share acquisition" statute or other similar statute or regulation shall become applicable to the transactions contemplated hereby, PPR and Dakota and their respective Boards of Directors shall use their reasonable best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby.

      Section 7.10  Indemnification.  From and after the Closing, PPR agrees to,
                    ---------------
and to cause DakBev to, indemnify and hold harmless all past and present officers, directors and managers of Dakota, DakBev, and of the Dakota Subsidiaries to the maximum extent permitted by the Delaware General Corporation Law and Delaware Limited Liability Company Act, as applicable (including advancing expenses and attorneys' fees incurred prior to final disposition of any proceeding upon receipt of an undertaking by such manager, director or officer to repay such amount if it shall be ultimately determined that he or she is not entitled to be indemnified under the Delaware General Corporation Law or Delaware Limited Liability Company Act), including but not limited to acts or omissions occurring in connection with the approval of this Agreement, the filing of the Registration Statement and the consummation of the transactions contemplated hereby.

      Section 7.11  Notification of Certain Matters.  PPR shall use its
                    -------------------------------
reasonable best efforts to give prompt notice to Dakota, and Dakota shall use its reasonable best efforts to give prompt notice to PPR, of: (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which it is aware and which would be reasonably likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or (y) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied in all material respects, (ii) any failure of PPR or Dakota, as the case may be, to comply in a timely manner with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder or (iii) any change or event which would be reasonably likely to have a Material Adverse Effect on PPR or Dakota, as the case may be; provided, however, that the delivery of any notice pursuant to this Section 7.11 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

      Section 7.12  Tax Matters.  The following provisions shall govern the
                    -----------
allocation of responsibility as between PPR and Pohlad for certain Tax matters following the Closing.

         (a)  Tax Periods Ending on or Before the Closing.  The parties
              -------------------------------------------
     acknowledge that the qualified subchapter S subsidiary election currently in effect for Dakota will be terminated as of the consummation of the DakBev Merger. The income of Dakota, and the Dakota Subsidiaries, and DakBev, and the DakBev LLCs, for the period commencing January 1, 1999 and ending as of the date of the Closing will be included in the Tax Return of Pohlad (the "Pohlad Return"). The income generated by DakBev following the date of Closing will be included in the PPR Tax Return.

          (b)  Cooperation on Tax Matters.
               --------------------------

               (i) PPR and Pohlad shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section and any proceedings. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any proceedings and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. PPR and Pohlad agree
          (A) to retain all books and records with respect to Tax matters pertinent to Dakota, the Dakota Subsidiaries, DakBev, and the DakBev LLCs relating to any taxable period beginning before the Closing until the expiration of the statute of limitations (and, to the extent notified by PPR or Pohlad, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to the transferring, destroying or discarding of any such books and records and, if the other party so requests, PPR or Pohlad, as the case may be, shall allow the other party to take possession of such books and records.

              (ii) PPR and Pohlad further agree, upon request, to use their best efforts to obtain any certificate or other document from any Government Entity or any other person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

             (iii) PPR and Pohlad further agree, upon request, to provide the other party with all information that either party may be required to report pursuant to (S)6043 of the Code and all Treasury Regulations promulgated thereunder.

          (c)  Tax Distribution.  On or prior to the date of Closing, Pohlad
               ----------------
     shall deliver to PPR a statement of the Estimated Tax Liability and Dakota shall make a distribution to Pohlad in such amount. For purposes of this Agreement, the term "Estimated Tax Liability" shall mean an amount equal to 45% of the estimated taxable income of Dakota and DakBev for the period from January 1, 1999 through the date of Closing. In the event the amount of taxable income: (i) on the Pohlad Return allocable to Dakota and DakBev or as may be redetermined by the Internal Revenue Service ("IRS") upon audit, differs from the amount of taxable income on the statement delivered to PPR pursuant to this Section 7.12(c), Pohlad shall pay (in the event the taxable income allocable to Dakota and DakBev on the Pohlad Return, or as redetermined by IRS, is less) to PPR, or PPR shall pay to Pohlad (in the event the taxable income allocable to Dakota and DakBev in the Pohlad Return, or as redetermined by IRS, is greater) 45% of the difference in taxable income allocable to Dakota and DakBev within ten (10) days from the date the Pohlad Return is filed or the redetermination becomes final and nonappealable (as the case may be).

          (d)  Transfer Taxes.  All transfer, documentary, sales, use,
               --------------
     registration, value-added and other similar Taxes (including all applicable real estate transfer Taxes) and related fees (including any penalties, interest and additions to Tax) (collectively, the "Transfer Taxes") incurred in connection with this Agreement and the transactions contemplated hereby shall be shared equally by PPR and Dakota, LLC; provided, however, that PPR shall pay and hold Dakota, LLC harmless from any such penalties and additions that would not have arisen but for the negligence of PPR and Dakota, LLC shall pay and hold PPR harmless from any such penalties and additions that would not have arisen but for the negligence of Dakota, LLC. PPR and Dakota, LLC shall cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of such Transfer Tax laws.

      Section 7.13  Treatment of Dakota Phantom Stock Plan Participants.  The
                    ---------------------------------------------------
existing Dakota phantom stock plan will be amended, promptly following the Closing, to increase the value of the participant's interest to reflect the value of the transaction contemplated by this Agreement and to convert the rights of participants under such phantom stock plan to a combination of PPR Class B Common Stock and/or options to acquire PPR Class B Common Stock.

      Section 7.14  Title Commitments.  Dakota and PPR shall, promptly (and in
                    -----------------
no event more than ten (10) days) after the date hereof, order from a title company reasonably acceptable to the other (the "Title Company") a title insurance commitment or commitments with respect to all of the Dakota Owned Real Property and the PPR Owned Real Property, as the case may be, other than those properties for which the owner already has title insurance. Dakota and PPR shall use their respective reasonable efforts to cause the Title Company to issue such title commitments as promptly as feasible and, immediately upon receipt thereof, shall deliver the title commitments to the other. To the extent the recipient reasonably objects to any matter(s) reflected therein, other than Permitted Exceptions, or requests additional information with respect thereto, the party delivering the title commitments shall use its reasonable efforts to cause the Title Company to modify and/or supplement the commitments accordingly. Dakota shall, and shall cause the Dakota Subsidiaries to, reasonably cooperate with PPR in the event that PPR undertakes to purchase title insurance and/or order surveys with respect to any or all of the Dakota Real Property.

                                 ARTICLE VIII

                        CONDITIONS PRECEDENT TO CLOSING

      Section 8.1   Conditions to Each Party's Obligation to Effect the
                    ---------------------------------------------------
Exchange. The respective obligations of each party to effect the Exchange shall be subject to the fulfillment at or prior to the Closing of the following conditions, each of which may be waived only with the consent in writing of each party not obligated to satisfy the condition:

          (a)  PPR Stockholder Approval.  This Agreement and the transactions
               ------------------------
     contemplated hereby, including, the Share Issuance, the Exchange, the PPR Charter Amendment and the PPR Option Plan Amendments shall have been duly approved by the requisite vote of stockholders of PPR in accordance with applicable law and the Certificate of Incorporation and Bylaws of PPR.

          (b)   Listing on the NYSE.  The PPR Class B Common Stock issuable in
                -------------------
     the Exchange shall have been authorized for listing on the NYSE upon official notice of issuance.

          (c)   Governmental Approvals.  All authorizations, consents, orders,
                ----------------------
     declarations or approvals of, or filings with, any Governmental Entity, which the failure to obtain, make or occur would have the effect of making the Exchange or any of the transactions contemplated hereby illegal or would have a Material Adverse Effect on either of PPR or Dakota (assuming the Exchange had taken place), shall have been obtained or shall have been made.

          (d)   Litigation.  There shall not be instituted or pending any suit,
                ----------
     action or proceeding by a Governmental Entity or any other person as a result of this Agreement or any of the transactions contemplated herein which would have a Material Adverse Effect on either PPR or Dakota (assuming for purposes of this paragraph (d) that the Exchange shall have occurred).

          (e)  No Order.  No court or other Governmental Entity having
               --------
     jurisdiction over Dakota, DakBev, Dakota, LLC, or PPR, or any of their respective Subsidiaries, shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making this Agreement, the Exchange or any of the transactions contemplated hereby illegal.

          (f)  DakBev Merger.  The Dakota Reorganization shall have been
               -------------
     consummated in accordance with Article I hereof.

          (g)   Delta Acquisition.  The transactions contemplated by the
                -----------------
     Exchange Agreement dated as of the date hereof among PPR, Delta and the Delta Stockholders (the "Delta Exchange Agreement"), to occur at or prior to the Closing shall have been consummated or shall be completed simultaneously with the completion of the Exchange, on substantially the terms set forth in the Delta Exchange Agreement without giving effect to any waiver or modification thereof.

          (h)  New Credit Facility.  The New Credit Facility shall have been
               -------------------
     obtained.

          (i)  Metropolitan's Contribution to Dakota, LLC .  Metropolitan shall
               -------------------------------------------
     have made a capital contribution in the form of common stock of PepsiCo to Dakota, LLC.

      Section 8.2   Conditions to Obligation of Dakota, LLC to Effect the
                    -----------------------------------------------------
Exchange.  The obligation of Dakota, LLC to effect the Exchange shall be subject
--------
to the fulfillment at or prior to the Closing of the following additional conditions, each of which may be waived by Dakota, LLC in writing:

          (a)  Performance of Obligations; Representations and Warranties.  PPR
               ----------------------------------------------------------
     shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the date of Closing, each of the representations and warranties of PPR contained in this Agreement that is qualified by materiality shall be true and correct on and as of the date of Closing as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the date of Closing as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and Dakota, LLC and Pohlad shall have received a certificate signed on behalf of PPR by its Chief Executive Officer and its Chief Financial Officer to such effect.

          (b) Dakota, LLC and Pohlad shall have received an opinion of Willkie Farr & Gallagher, counsel to the PPR Special Committee, in form and substance reasonably satisfactory to

     Dakota, LLC and Pohlad, dated the date of Closing, subject to customary qualifications and limitations for opinions given in transactions of the kind contemplated hereby, to the effect that the PPR Class B Common Stock to be issued in the Exchange has been duly authorized, validly issued, is not subject to further assessment, and has been issued pursuant to applicable exemptions from registration under the Securities Act.

          (c) The Registration Rights Agreement in the form attached hereto as Exhibit B shall have been executed and delivered to Pohlad Companies and Dakota, LLC by PPR.

          (d)  The consents, waivers, approvals and authorizations set forth on
     Schedule 8.2(e) hereto shall have been obtained.

          (e) Tax Opinion.  Pohlad and Dakota, LLC shall have received an
              -----------
     opinion of Arthur Andersen LLP or another nationally recognized independent accountant at PPR's election (the "Accountant") in form and substance reasonably satisfactory to Pohlad and Dakota, LLC, dated the date of Closing, substantially to the effect that on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing as of the date of Closing, for federal income tax purposes:

               (i) The Exchange should qualify as a nontaxable transfer of property by Pohlad and Dakota, LLC in exchange for PPR Class B Common Stock under Section 351 of the Code.

              (ii) No gain or loss should be recognized by Pohlad and Dakota, LLC upon the exchange of the Dakota Stock or the DakBev Membership Units solely for PPR Class B Common Stock pursuant to the Exchange.

             (iii) If Pohlad and/or Dakota receive only PPR Class B Common Stock in the Exchange, such holder's basis in the PPR Class B Common Stock received in the Exchange should be the same as the basis of the Dakota Stock or DakBev Membership Units surrendered in the Exchange reduced by any liabilities assumed by PPR.

              (iv) The holding period of the PPR Class B Common Stock received by Pohlad and Dakota pursuant to the Exchange should include the period during which the Dakota Stock and DakBev Membership Units surrendered in the Exchange were held, provided that Delta Stock or the DakBev Membership Units surrendered were a capital asset on the date of the Exchange.

          In rendering such opinion, the Accountant may receive and rely upon representations from PPR, Dakota, Pohlad and Dakota, LLC.

      Section 8.3   Conditions to Obligations of PPR to Effect the Exchange.
                    -------------------------------------------------------
The obligations of PPR to effect the Exchange shall be subject to the fulfillment at or prior to the date of Closing of the following additional conditions, each of which may be waived by PPR in writing:

          (a)  Performance of Obligations; Representations and Warranties.
               ----------------------------------------------------------
     Dakota, Dakota, LLC and Pohlad shall have performed in all material respects each of their agreements contained in this Agreement required to be performed by them on or prior to the date of Closing, each of the representations and warranties of Dakota, Dakota, LLC and Pohlad, contained in this Agreement that is qualified by materiality shall be true and correct on and as of the date of Closing as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the date of Closing as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and PPR shall have received certificates signed on behalf of Dakota, Dakota, LLC and Pohlad, by their respective Chief Executive Officers and Chief Financial Officers to such effect.

          (b) PPR shall have received certificates of good standing from the Delaware Secretary of State of the State of Delaware for DakBev and Dakota, LLC, each dated within five days of the Closing.

          (c) PPR shall have received certified copies of the Certificates of Formation of DakBev and the DakBev LLCs.

          (d)  The consents, waivers, approvals and authorizations set forth on
     Schedule 8.3(d) hereto shall have been obtained.

          (e) PPR shall have received an opinion of counsel to Dakota, LLC, in form and substance reasonably satisfactory to PPR, dated the Closing Date, subject to customary qualifications, limitations and qualifications for opinions given in transactions of the kind contemplated hereby, to the effect that (i) DakBev is duly organized, validly existing and in good standing under the laws of Delaware, (ii) to the knowledge of counsel, immediately prior to the Closing, Dakota, LLC owned all of the DakBev Membership Units free and clear of any Encumbrances, (iii) the DakBev Merger was effected in accordance with applicable law and (iv) all of the DakBev Membership Units were duly authorized, validly issued and fully paid and non-assessable.

          (f) Each of the representations and warranties of Delta contained in the Delta Exchange Agreement shall be true and correct in all material respects on and as of the date of Closing as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) without respect to any waiver of or modification to such representations or warranties by the parties to the Delta Exchange Agreement.

                                  ARTICLE IX

                       TERMINATION, AMENDMENT AND WAIVER

      Section 9.1   Termination.  This Agreement may be terminated at any time
                    -----------
prior to the Closing, whether before or after any approval of the matters presented in connection with the Exchange by the stockholders of PPR:

         (a)  by mutual written consent of PPR, Pohlad and Dakota.

          (b) by PPR on the one hand, or Dakota or Pohlad on the other hand, if the other party shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement required to be complied with prior to the date of such termination, which failure to comply has not been cured within five (5) business days following receipt by such breaching party of written notice of such failure to comply; provided, however, that if any such breach is curable by the breaching party through the exercise of the breaching party's best efforts and for so long as the breaching party shall be so using its best efforts to cure such breach, the non-breaching parties may not terminate this Agreement pursuant to this paragraph;

          (c) by either PPR on the one hand, or Dakota or Pohlad on the other hand, if there has been (i) a breach by the other party of any representation or warranty that is not qualified as to materiality which has the effect of making such representation or warranty not true and correct in all material respects or (ii) a breach by the other party of any representation or warranty that is qualified as to materiality, in each case which breach has not been cured within five (5) business days following receipt by the breaching party of written notice of the breach or except as contemplated or permitted by this Agreement; provided, however, that if any such breach is curable by the breaching party through the exercise of the breaching party's best efforts and for so long as the breaching party shall be so using its best efforts to cure such breach, the non-breaching party may not terminate this Agreement pursuant to this paragraph;

          (d) by PPR on the one hand, or Dakota or Pohlad on the other hand, if the Exchange has not been effected on or prior to the close of business on November 30, 1999 (the "Termination Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(d) shall not be available to any party whose failure to fulfill any of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of the Exchange to have occurred on or prior to the aforesaid date;

          (e) by PPR on the one hand, or Dakota or Pohlad on the other hand, if the stockholders of PPR do not approve this Agreement and the transactions contemplated hereby, including the Share Issuance, the Exchange and the PPR Charter Amendment at the PPR Stockholder Meeting or any adjournment or postponement thereof; or

          (f) by PPR on the one hand, or Dakota or Pohlad on the other hand, if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any Governmental Entity which would make consummation of the transactions contemplated hereby illegal.

     The right of any party hereto to terminate this Agreement pursuant to this
Section 9.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

      Section 9.2   Effect of Termination.  In the event of termination of this
                    ---------------------
Agreement by either PPR, Dakota or Pohlad as provided in Section 9.1, this Agreement shall forthwith terminate and there shall be no liability hereunder on the part of Dakota, Pohlad, DakBev, Dakota, LLC, PPR, or their respective officers, managers or directors (except for the entirety of Section 7.6, which shall survive the termination); provided, however, that nothing contained in this Section 9.2 shall relieve any party hereto from any liability for any willful breach of a representation or warranty contained in this Agreement or the breach of any covenant contained in this Agreement; provided, further, that in addition to any other remedies available to any party under this Agreement or at law or in equity, in the event that the Exchange does not occur as a direct result of breach of this Agreement by a party hereto, the breaching party shall be responsible for all costs and expenses incurred in connection with the transactions contemplated hereby by the non-breaching party, including, but not limited to, the fees and disbursements of all legal, accounting, financial and other advisers.

      Section 9.3   Amendment.  This Agreement may be amended by the parties
                    ---------
hereto at any time before or after approval of the matters presented in connection with the Exchange by the stockholders of PPR, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      Section 9.4   Waiver.  At any time prior to the Closing, the parties
                    ------
hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein which may legally be waived. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE X

                               GENERAL PROVISIONS

      Section 10.1  Non-Survival of Representations, Warranties and Agreements.
                    ----------------------------------------------------------
The representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at the Closing or upon the termination of this Agreement pursuant to Section 8.1, as the case may be, and no claim for breach of any such representation, warranty or agreement may be made after Closing or termination of this Agreement, as the case may be, except that (i) Article II shall survive the Closing; (ii) the representations and warranties of PPR set forth in Sections 3.1, 3.2, 3.3 and 3.4, and the representations and warranties of Pohlad set forth in Sections 5.1
- 5.7 shall survive the Closing indefinitely; and (iii) the agreements set forth in Sections 7.3, 7.5, 7.6, 7.8, 7.10, 7.12 and 7.13 and this Article IX shall survive the Closing, and those set forth in Sections 7.8 and 9.2 and this
Article IX shall survive termination.

      Section 10.2  Notices.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed given when delivered personally, one day after being delivered to an overnight courier or when telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


(a) if to PPR, to:              Pepsi-Cola Puerto Rico Bottling Company
                                P.O. Box 191709
                                Carr. 865 km 0.4
                                Barrio Candelaria Arenas
                                Toa Baja, PR  00949
                                Attn: President

      with a copy to:           Willkie Farr & Gallagher
                                787 Seventh Avenue
                                New York, NY  10019-6099
                                Attn:  Christopher E. Manno, Esq.

(b) if to Dakota, to            Dakota Beverage Company, Inc.
                                3800 Dain Rauscher Plaza
                                Minneapolis, MN  55402
                                Attn:  President

      with a copy to:           Briggs and Morgan, P.A.
                                2400 IDS Center
                                80 South Eight Street
                                Minneapolis, MN  55402
                                Attn:  Brian D. Wenger, Esq.

(c) If to Pohlad, to:           Pohlad Companies
                                3880 Dain Rauscher Plaza
                                60 South Sixth Street
                                Minneapolis, MN 55402
                                Attn:  Robert C. Pohlad

(d) And, in all cases,
     a copy to:                 Briggs and Morgan, P.A.
                                2400 IDS Center
                                80 South Eighth Street
                                Minneapolis, MN 55402
                                Attn:  Brian D. Wenger, Esq.


      Section 10.3  Interpretation.  When a reference is made in this Agreement
                    --------------
to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      Section 10.4  Counterparts.  This Agreement may be executed in
                    ------------
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      Section 10.5  Entire Agreement; No Third-Party Beneficiaries.  This
                    ----------------------------------------------
Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except as set forth in Section 7.10.

      Section 10.6  Governing Law.  This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

      Section 10.7  Assignment.  Neither this Agreement nor any of the rights,
                    ----------
interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

      Section 10.8  Severability.  If any term or other provision of this
                    ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

      Section 10.9  Enforcement of this Agreement.  The parties hereto agree
                    -----------------------------
that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to any other remedy to which any party is entitled under this Agreement at law or in equity. Each party hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the United States District Court located in the State of Delaware (unless such courts assert no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware) for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth herein shall be effective service of process for any such action, suit or proceeding brought against the each party in such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the United States District Courts located in the State of Delaware (unless such courts assert no jurisdiction, in which case each party consents to the exclusive jurisdiction of the courts of the State of Delaware). Each party hereby further irrevocably and unconditionally waives and agrees not to plead or to claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     Section 10.10  Rule of Construction.  The parties acknowledge and agree
                    --------------------
that each has negotiated and reviewed the terms of this Agreement, assisted by such counsel as they desired, and has contributed to its revisions. The parties further agree that the rule of construction that any ambiguities are resolved against the drafting party will be subordinated to the principle that the terms and provisions of this Agreement will be construed fairly as to all parties and not in favor of or against any party.

     Section 10.11  Cooperation.  Each of the parties to this Agreement agrees
                    -----------
to execute and deliver, without requirement of additional consideration, such other or additional documents, instruments, agreements or consents necessary to effectuate the foregoing transaction.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be executed by their respective duly authorized officers all as of the date first written above.


                                           PEPSI-COLA PUERTO RICO BOTTLING
                                           COMPANY

                                           By:  /s/ John F. Bierbaum
                                              ----------------------------------
                                              Name:   John F. Bierbaum
                                              Title:  Vice President and Chief
                                                      Financial Officer


                                           DAKOTA BEVERAGE COMPANY, INC.

                                           By: /s/ Robert C. Pohlad
                                              ----------------------------------
                                              Name:  Robert C. Pohlad
                                              Title: Executive Vice President
                                                     and Chief Executive Officer


                                           POHLAD COMPANIES

                                           By: /s/ Robert C. Pohlad
                                              ----------------------------------
                                              Name:  Robert C. Pohlad
                                              Title: President